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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                [X]
         (No. 333-106142)

         Pre- Effective Amendment No. _____                            [ ]

         Post-Effective Amendment No.   1                              [X]

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT
         OF 1940  (No. 811-21371)                                      [X]

         Amendment No.   3                                             [X]

                        (Check appropriate box or boxes.)

JANUS ADVISER
--------------------------------------------------------------------------------
(Exact Name of Registrant as Specified in Charter)

100 Fillmore Street, Denver, Colorado 80206-4928
--------------------------------------------------------------------------------
Address of Principal Executive Offices           (Zip Code)

Registrant's Telephone No., including Area Code:  303-333-3863

Kelley Abbott Howes - 100 Fillmore Street, Denver, Colorado 80206-4928
--------------------------------------------------------------------------------
(Name and Address of Agent for Service)

Approximate Date of Proposed Offering: As soon as practicable after the effective date of this Registration Statement and thereafter from day to day.

It is proposed that this filing will become effective (check appropriate box):

         [ ]      immediately upon filing pursuant to paragraph (b) of Rule 485

         [ ]      on (date) pursuant to paragraph (b) of Rule 485

         [ ]      60 days after filing pursuant to paragraph (a)(1) of Rule 485

         [ ]      on (date) pursuant to paragraph (a)(1) of Rule 485

         [ ]      75 days after filing pursuant to paragraph (a)(2) of Rule 485

         [X]      on January 30, 2004 pursuant to paragraph (a)(2) of Rule 485

                                            January 30, 2004


THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER IS NOT PERMITTED.


                             SUBJECT TO COMPLETION


                 PRELIMINARY PROSPECTUS DATED NOVEMBER 14, 2003



                                            Dividend Capture Fund


                                 JANUS ADVISER
                                INVESTOR SHARES

                                   Prospectus

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

(JANUS LOGO)


                         This Prospectus describes one portfolio (the "Fund") of Janus Adviser (the "Trust"). Janus Capital Management LLC ("Janus Capital") serves as investment adviser to the Fund and Bay Isle Financial LLC ("Bay Isle") is the subadviser to the Fund.



                         Dividend Capture Fund currently offers one class of shares, Investor Shares (the "Shares"). The Fund is not available to the general public.

TABLE OF CONTENTS
--------------------------------------------------------------------------------


                RISK/RETURN SUMMARY..............................    2
                   Dividend Capture Fund.........................    2
                   Fees and expenses.............................    3
                INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT
                STRATEGIES AND RISKS.............................    5
                   Investment objective and principal investment
                   strategies....................................    5
                   General portfolio policies....................    8
                   Risks.........................................   12
                MANAGEMENT OF THE FUND...........................   16
                   Investment adviser............................   16
                   Management expenses...........................   16
                   Subadviser....................................   17
                   Bay Isle portfolio managers...................   18
                OTHER INFORMATION................................   19
                DISTRIBUTIONS AND TAXES..........................   23
                   Distributions.................................   23
                   Distribution options..........................   24
                   Taxes.........................................   24
                SHAREHOLDER'S MANUAL
                   Doing business with Janus.....................   28
                   Minimum investments...........................   29
                   Types of account ownership....................   29
                   To open an account or buy shares..............   32
                   To exchange shares............................   33
                   To sell shares................................   33
                   Shareholder services and account policies.....   40
                FINANCIAL HIGHLIGHTS.............................   44
                GLOSSARY OF INVESTMENT TERMS.....................   45
                   Equity and debt securities....................   45
                   Futures, options and other derivatives........   49
                   Other investments, strategies and/or
                   techniques....................................   51


                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------


               Dividend Capture Fund is designed for long-term investors who primarily seek current income.



1. WHAT IS THE INVESTMENT OBJECTIVE OF THE FUND?


--------------------------------------------------------------------------------

               DIVIDEND CAPTURE FUND seeks to obtain a stable and high level of current income.



               The Fund's Trustees may change this objective or the Fund's principal investment policies without a shareholder vote. If there is a change to the Fund's objectives or principal investment policies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that a Fund will meet its objective.



2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF THE DIVIDEND CAPTURE FUND?



               The investment objective of the Fund is to provide a stable and high level of current income by investing primarily in a core portfolio of income-producing equity securities. The Fund's core portfolio holdings will primarily consist of investments in preferred stocks, including real estate preferred stock; real estate investment trusts ("REITs"); and other income-producing equity securities that meet certain criteria determined by Bay Isle. Under normal conditions, at least two-thirds of the Fund's assets will be invested in securities that Bay Isle has determined qualify as core portfolio holdings. As a fundamental policy, the Fund will normally invest at least 25% of its total assets in the aggregate, in real estate related industries.



               The Fund's portfolio managers augment the Fund's core portfolio holdings with investments in non-core equity securities and fixed-income securities. The Fund's non-core holdings may also include securities purchased on a when-issued, delayed delivery or forward commitment basis.



3. WHAT ARE THE MAIN RISKS OF INVESTING IN DIVIDEND CAPTURE FUND?



               The Fund concentrates its investment in real estate related industries. Because of this, companies in its portfolio may share


 2  Janus Adviser prospectus
               common characteristics and react similarly to market developments. Investors in the Fund may experience many of the same risks involved with investing in real estate directly. As a result, the Fund's returns may be more volatile than those of a less concentrated portfolio.



               Preferred stocks generally pay dividends at a specified rate. The value of a preferred stock having a fixed dividend rate tends to fall when prevailing interest rates rise.



               The Fund's subadviser, Bay Isle, seeks to control risk through a systematic approach to portfolio construction using a combination of qualitative and quantitative analysis.



               Any investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.



PERFORMANCE INFORMATION



               Performance information will be included for the Fund after it has a full calendar year of performance. The performance of this Fund will be compared to the S&P 500 Composite Index, which is the Fund's benchmark index. In addition, the Fund's performance
               may be compared to that of the [          ] Index, which is a
               hypothetical representation of the performance of the weightings
               in the Fund's expected portfolio mix. The [          ] Index is a
               blend of the Russell 1000 Value Index (50%) and the Lehman Brothers Government/Credit Index (50%).


FEES AND EXPENSES


               The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold shares of the Fund. The information shown is based upon the estimated annualized gross expenses (without the effect of expense offset arrangements) expected to be incurred in the Fund's initial fiscal year.



               SHAREHOLDER FEES are those paid directly from you investment and may include sales loads, redemption fees or exchange fees. The


                                                          Risk/return summary  3

               Fund's Investor Shares are a no-load investment, so you will generally not pay any shareholder fees when you buy or sell the Fund's Investor Shares.



               ANNUAL FUND OPERATING EXPENSES are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example below shows, these costs are borne indirectly by all shareholders.


 ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)



                                                                         Total Annual                Net Annual
                           Management    Distribution        Other      Fund Operating   Expense   Fund Operating
                              Fee       (12b-1) Fees(1)   Expenses(2)    Expenses(3)     Waivers    Expenses(3)
  DIVIDEND CAPTURE FUND -
  Investor Shares           [0.75%]          0.25%          10.67%          11.67%       10.42%        1.25%



 (1) Because the 12b-1 fee is charged as an ongoing fee, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc. Janus Distributors LLC has agreed to waive the 12b-1 fees until at least July 1, 2004.


 (2) Other Expenses are based on the estimated expenses that the Fund expects to incur in its initial fiscal year.


 (3) All expenses are stated both with and without contractual expense waivers by Janus Capital. Janus Capital has contractually agreed to waive the Fund's total operating expenses (excluding brokerage commissions, interest, taxes and extraordinary expenses) to the level indicated until at least July 1, 2004.


 EXAMPLE:

 THE FOLLOWING EXAMPLE IS BASED ON EXPENSES WITHOUT WAIVERS. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your Shares at the end of those periods.



 The example also assumes that your investment has a 5% return each year, and that the Fund's operating expenses before waivers remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                                  1 Year       3 Years
                                                                ------------------------
  Dividend Capture Fund - Investor Shares                         $1,128        $3,164


 4  Janus Adviser prospectus

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS

--------------------------------------------------------------------------------


               This section takes a closer look at the investment objective of Dividend Capture Fund, its principal investment strategies and certain risks of investing in the Fund. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.


               Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. We have also included a Glossary with a description of investment terms used throughout this Prospectus.


INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES



               The Fund's investment objective is to provide a stable and high level of current income by investing primarily in a core portfolio of income-producing equity securities. Under normal market conditions, at least two-thirds of the Fund's assets will be invested in securities that Bay Isle has determined qualify as core portfolio holdings.



               As a fundamental policy, the Fund will normally invest at least 25% of its total assets, in the aggregate, in real estate related industries. Generally speaking, "real estate related industries" may include, for example, REITs that either own properties or make construction or mortgage loans, real estate developers, companies with substantial real estate holdings, and other companies whose products and services are related to the real estate industry, such as building supply manufacturers, mortgage lenders, or mortgage servicing companies.



               The Fund's portfolio managers augment the Fund's core portfolio holdings with investments in non-core equity securities and fixed-income securities. The Fund's non-core holdings also include securities purchased on a when-issued, delayed delivery or forward commitment basis.



               The Fund's core portfolio holdings may include:



               - Preferred stocks



               - REITs


              Investment objective, principal investment strategies and risks  5

               - Convertible preferred stocks



               - Large-capitalization stocks



               - Small-capitalization stocks



               Large capitalization stocks are those that are larger than the twelve month trailing average capitalization of the largest stock in the Russell 2000 Index, while small capitalization stocks are those that are smaller than the twelve month trailing average capitalization of the largest stock in the Russell 2000 Index.



               The Fund's non-core portfolio holdings may include the same types of securities as its core portfolio holdings, but that do not meet Bay Isle's criteria for a core portfolio holding. In addition, the Fund's non-core portfolio holdings may include:



               - Corporate debt securities



               - U.S. government securities



               - Municipal obligations



               - Securities purchased on a when-issued, delay delivery or forward commitment basis.



               The following questions and answers are designed to help you better understand Dividend Capture Fund's principal investment strategies.



1. HOW ARE INVESTMENTS SELECTED FOR THE FUND?



               The Fund's subadviser, Bay Isle, selects investments for the Fund's portfolio using a proprietary, multi-step screening process. Portfolio holdings are selected from a universe of over 10,000 securities using various levels of analysis. The Fund normally will hold 100-200 different securities, and does not expect to invest more than 3% of its net assets, at the time of purchase, in any individual company. The Fund's initial purchase of any one investment is not expected to exceed 1% of the Fund's net assets.



               The Fund's portfolio managers may sell a Fund holding if, among other things, a company's common stock exceeds its pre-determined maximum value, Bay Isle determines the Fund's


 6  Janus Adviser prospectus
               portfolio is over-weighted in a specific investment, or, in the portfolio managers' view, the company's management is deviating from its business strategy. The portfolio managers may also sell Fund holdings to meet redemptions.



2. WHAT IS A PREFERRED STOCK?



               A preferred stock is an equity security that generally pays dividends at a specified rate and has preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights. Unlike common stock, the price of preferred stock tends to be affected more by changes in interest rates than by supply and demand. Preferred stock typically does not have the same growth potential as common stock because its price is more likely to be affected by changes in interest rates than by changes in company profits.



3. WHAT IS A REIT?



               The Fund may invest in shares of real estate investment trusts ("REITs"), which are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs or mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. The value of equity REITs will depend upon the value of the underlying properties, and the value of mortgage REITs will be sensitive to the value of the underlying loans or interests.



4. WHAT DOES "MARKET CAPITALIZATION" MEAN?



               Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. The Fund's core and


              Investment objective, principal investment strategies and risks  7 non-core portfolio holdings may include large- and small-capitalization stocks.



5. HOW COULD INTEREST RATES AFFECT THE FUND'S INVESTMENTS?



               The Fund's core holdings may include preferred stocks and REITs. Unlike common stock, the price of preferred stock tends to be affected more by changes in interest rates than by supply and demand. Preferred stock typically does not have the same growth potential as common stock because its price is more likely to be affected by changes in interest rates than by changes in company profits. Equity REITs can be affected by rising interest rates that may cause investors to demand a high annual yield from future distributions which, in turn, could decrease the market prices for the REITs. In addition, rising interest rates also increase the costs of obtaining financing for real estate projects. Since many real estate projects are dependent upon receiving financing, this could cause the value of the equity REITs in which the Fund invests to decline. Mortgage REITs may hold mortgages that the mortgagors elect to prepay during periods of declining interest rates, which may diminish the yield on such REITs. In addition, borrowers may not be able to repay mortgages when due, which could have a negative effect on the Fund.



               The Fund's non-core holdings may include various fixed-income securities. Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but longer-term securities generally offer higher yields to compensate investors for the associated risks.




GENERAL PORTFOLIO POLICIES


               In investing its portfolio assets, the Fund will follow the general policies listed below. Except for the Fund's policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of a security. So, for example, if the Fund exceeds a limit as a result of market


 8  Janus Adviser prospectus
               fluctuations or the sale of other securities, it will not be required to dispose of any securities.

               CASH POSITION
               When the Fund's portfolio managers believe that market conditions are unfavorable for profitable investing (such as during adverse economic, political or other conditions) or when the managers are otherwise unable to identify attractive investment opportunities, the Fund's cash or similar investments (including, but not limited to, overnight repurchase agreements and short-term U.S. Government securities) and fixed-income instruments may increase. In other words, the Fund does not always stay fully invested in equity securities. Cash or similar investments generally are residual - they represent the assets that remain after the portfolio managers have committed available assets to desirable investment opportunities. However, the portfolio managers may also temporarily increase the Fund's cash position to, for example, protect its assets, maintain liquidity, or meet anticipated, unusually large cash inflows. When the Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks or bonds. Under these unusual circumstances, the Fund may invest up to 100% of its assets in cash or similar investments. As a result, the Fund may not achieve its investment objective.

               OTHER TYPES OF INVESTMENTS

               To achieve its objective, the Fund invests primarily in a core portfolio of domestic equity securities, which may include preferred stocks, REITs, common stocks and convertible preferred stocks. To a limited extent, the Fund may also invest in other types of domestic securities and use other investment strategies, as described in the Glossary. These securities and strategies are not principal investment strategies of the Fund. If successful, they may benefit the Fund by earning a return on the Fund's assets or


              Investment objective, principal investment strategies and risks  9 reducing risk; however, they may not achieve the Fund's objective of current income. These securities and strategies may include:


               - indexed/structured securities


               - options, futures, forwards, swaps and other types of
                 derivatives and exchange traded funds individually or in combination for hedging purposes (including to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs)



               - short sales "against the box" and "naked" short sales (no more than 8% of the Fund's assets may be invested in naked short sales)



               ILLIQUID INVESTMENTS


               The Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Fund's Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.





               WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENTS


               As part of its non-core holdings, the Fund may purchase securities on a when-issued or delayed delivery basis, or it may purchase or sell securities on a forward commitment basis. When such transactions are negotiated, the price is fixed at the time of the Fund's commitment, but delivery and payment may take place a month or more after the date of commitment. While the Fund generally will only purchase securities on a when-issued, delayed delivery, or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date if the Fund's portfolio managers deem it advisable. Securities purchased or sold in these types of transac-


 10  Janus Adviser prospectus
               tions are subject to market fluctuation, and no interest or dividends accrue to the Fund prior to the settlement date.



               When such securities are delivered to the Fund, their value may be more or less than the purchase or sale price. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery, or forward commitment basis may increase the volatility of its net asset value. In accordance with SEC regulations, the Fund will establish a segregated account on the Fund's books in which it will continually maintain cash, cash equivalents or other liquid portfolio securities equal in value to its commitments to purchase securities on a when-issued, delayed delivery, or forward commitment basis.


               PORTFOLIO TURNOVER

               The Fund generally intends to purchase securities for long-term investment, although, to a limited extent, the Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. The Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of the Fund, the nature of the Fund's investments and the investment style of its portfolio managers. Changes are made in a Fund's portfolio whenever its portfolio managers believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.



               The rebalancing technique used by the Fund may result in a higher portfolio turnover compared to a "buy and hold" or index fund strategy. The portfolio may be rebalanced when, in the portfolio managers' opinion, the Fund's portfolio positions become


             Investment objective, principal investment strategies and risks  11 excessively large. Rebalancing would also occur if the weighting of non-core securities reaches one-third of the Fund's total portfolio.



               Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance.


RISKS


               Because Dividend Capture Fund's core portfolio holdings may be in various equity securities, the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, the Fund's share price may also decrease. The Fund's performance may also be affected by risks specific to certain types of investments, such as REITs, derivative investments, non-investment grade bonds, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Fund may not experience similar performance as its assets grow.



               The following questions and answers are designed to help you better understand some of the risks of investing in Dividend Capture Fund.



1. WHAT IS "INDUSTRY RISK"?



               Industry risk is the possibility that a group of related stocks will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. The Fund concentrates its investments in real estate related industries. As a result, the Fund may be more volatile than a less concentrated portfolio. Real estate values rise and fall in response to many factors, including local, regional and national economic conditions, the demand for rental property, and interest rates. When economic growth is slowing,


 12  Janus Adviser prospectus
               demand for property decreases and prices may fall. Rising interest rates, which drive up mortgage and financing costs, can inhibit construction, purchases, and sales of property. Property values could decrease because of overbuilding, extended vacancies, increase in property taxes and operating expenses, zoning laws, environmental regulations, clean-up of and liability for environmental hazards, uninsured casualty or condemnation losses, or a general decline in neighborhood values. The Fund's investments in REITs may decline in response to declines in property values or other adverse changes to the real estate market. In addition, REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities. By investing in REITs indirectly through the Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.



2. WHAT ARE THE SPECIFIC RISKS FOR INVESTMENTS IN PREFERRED STOCKS?



               Preferred stocks generally pay dividends at a specified rate. The value of a preferred stock having a fixed dividend rate tends to fall when prevailing interest rates rise. In addition, some convertible preferred stock with a mandatory conversion feature has a set call price to buy the underlying common stock. If the underlying common stock price is less than the call price, the Fund will pay more for the common stock than its market price. The issuer might also be able to redeem the stock prior to the mandatory conversion date, which could diminish the Fund's potential for capital appreciation on the investment.



3. THE FUND MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?



               Many attractive investment opportunities may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or


             Investment objective, principal investment strategies and risks  13 be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.



4. WHAT IS MEANT BY "CREDIT QUALITY" AND WHAT ARE THE RISKS ASSOCIATED WITH IT?



               With respect to the Fund's fixed-income investments, credit quality measures the likelihood that the issuer will meet its obligations on a bond. Credit risk is the risk that an issuer will be unable to make principal and interest payments when due. U.S. government securities are generally considered to be the safest type of investment in terms of credit risk. Municipal obligations generally rank between U.S. government securities and corporate debt securities in terms of credit safety. Corporate debt securities, particularly those rated below investment grade, present the highest credit risk.



5. HOW IS CREDIT QUALITY MEASURED?



               Ratings published by nationally recognized statistical rating agencies such as Standard & Poor's Ratings Service and Moody's Investors Service, Inc. are widely accepted measures of credit risk. The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower rated bonds generally pay higher yields to compensate investors for the associated risk. Please refer to the "Explanation of Rating Categories" section of the SAI for a description of bond rating categories.



6. HOW DOES THE FUND TRY TO REDUCE RISK?



               Using Bay Isle's proprietary selection methodologies, the portfolio managers seek to identify investments for the Fund they believe have below average investment risk. The portfolio managers


 14  Janus Adviser prospectus
               normally use the following measures to seek to lower the overall level of risk within the Fund's portfolio:



               - Build the portfolio around a core of high quality equity securities that comprises at least two-thirds of the portfolio;



               - include various asset classes with low correlation;



               - invest in 100-200 securities to diversify the portfolio;



               - hold an initial position in any equity security to less than or equal to 1.0% of the Fund's net assets; and



               - apply a strict sell discipline.



               The Fund's subadviser, Bay Isle, seeks to control the risk through a systematic approach to portfolio construction using a combination of qualitative and quantitative analysis. The Fund also may use futures, options, swaps and other derivative instruments individually or in combination to "hedge" or protect its portfolio from adverse movements in securities prices and interest rates. The portfolio managers believe the use of these instruments will benefit the Fund. However, the Fund's performance could be worse than if the Fund had not used such instruments if the portfolio managers' judgment proves incorrect.


             Investment objective, principal investment strategies and risks  15

MANAGEMENT OF THE FUND

--------------------------------------------------------------------------------

INVESTMENT ADVISER


               Janus Capital Management LLC ("Janus Capital"), 100 Fillmore Street, Denver, Colorado 80206-4928, is the investment adviser to the Fund.


               Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.


               Janus Capital has overall supervisory responsibility for the investments of the Fund. Janus Capital furnishes certain administrative, compliance and accounting services for the Fund, and may be reimbursed by the Fund for its costs in providing those services. In addition, Janus Capital employees serve as officers of the Fund and Janus Capital provides office space for the Fund and pays the salaries, fees and expenses of all Fund officers and those Trustees who are interested persons of Janus Capital.




MANAGEMENT EXPENSES


               The Fund pays Janus Capital a management fee which is calculated daily and paid monthly. The Fund's advisory agreement spells out the management fee and other expenses that the Fund must pay. Janus Capital pays Bay Isle a subadvisory fee from its management fee for managing the Fund.



               The Fund incurs expenses not assumed by Janus Capital, including distribution and shareholder servicing fees, transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and independent Trustees' fees and


 16  Janus Adviser prospectus
               expenses. The Fund pays the following management fees (expressed as an annual rate):



                                                          Annual Rate
Average Daily Net Assets of Dividend Capture Fund        Percentage(%)
----------------------------------------------------------------------
All Asset Levels                                          [0.75%]



               Until at least July 1, 2004, provided that Janus Capital remains investment adviser to the Fund, Janus Capital has agreed by contract to waive the advisory fee payable by the Fund in an amount equal to the amount, if any, that such Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the distribution and shareholder servicing fee, brokerage commissions, interest, taxes and extraordinary expenses, exceed the following annual rate:



                                                         Expense Limit
Fund                                                     Percentage(%)
----------------------------------------------------------------------
Dividend Capture Fund                                       1.25%



SUBADVISER



               BAY ISLE FINANCIAL LLC serves as subadviser to the Fund. Bay Isle, 475 14th Street, Suite 550, Oakland, California 94612, has been in the investment advisory business since 1987. Bay Isle provides day-to-day portfolio management to the Fund, as well as to other mutual funds and separate accounts. Janus Capital indirectly owns all of the outstanding voting shares of Bay Isle.


                                                      Management of the Fund  17

BAY ISLE PORTFOLIO MANAGERS



STEPHEN BLOCK

--------------------------------------------------------------------------------

                   is Co-Manager of the Fund. Mr. Block joined Bay Isle in 1996 as a senior equity analyst. He received a Bachelor's degree in Quantitative Economics from the University of California at San Diego and an M.B.A. in Finance and Accounting from the University of Michigan. Mr. Block has earned the right to use the Chartered Financial Analyst designation.



JAKOB V. HOLM

--------------------------------------------------------------------------------

                   is Co-Manager of the Fund. Mr. Holm joined Bay Isle in 2000 as a research analyst, analyzing equity and fixed-income securities. Prior to joining Bay Isle, Mr. Holm worked at Sand Hill Advisors as a research analyst from 1997 until 2000. He received a Master of International Management focusing on finance from Thunderbird, American Graduate School of International Management, and a Bachelor's degree in Economics from Auguatana College. Mr. Holm has earned the right to use the Chartered Financial Analyst designation.



WILLIAM F. K. SCHAFF

--------------------------------------------------------------------------------

                   is Co-Manager of the Fund and President and Chief Investment Officer of Bay Isle. Mr. Schaff has been a portfolio manager on various accounts since 1986. Mr. Schaff co-founded Bay Isle Financial Corporation, the predecessor of Bay Isle in 1986, and served as its Chief Executive Officer and Chief Investment Officer from 1986-2001. He has a Master's degree in Engineering from University of California, Davis. Mr. Schaff has earned the right to use the Chartered Financial Analyst designation.


 18  Janus Adviser prospectus

OTHER INFORMATION
--------------------------------------------------------------------------------


               CLASS OF SHARES



               Pursuant to this Prospectus, the Fund currently offers one class of shares, Investor Shares. The Shares offered by this Prospectus are not available to the general public.




               PENDING LEGAL MATTERS


               On September 3, 2003, the New York Attorney General filed a complaint against Canary Capital Partners, LLC (a hedge fund, "Canary") and related parties in connection with an investigation into late day trading and "market timing" of mutual fund shares. Although the complaint did not name Janus Capital as a defendant, it alleged that Janus Capital allowed Canary to market time selected Janus funds. These allegations predate the start of operations for the Trust and the Fund, and accordingly, do not involve the Fund described in this prospectus.



               Market timing is an investment technique involving frequent short-term trading of mutual fund shares. The technique is designed to exploit inefficiencies in the way a fund prices its shares in an attempt to capture gains, which may dilute returns for long-term shareholders. Such frequent trading is discouraged by Janus Capital because this activity may interfere with the management of a fund. Janus Capital is in the process of conducting an internal review, which, to date, leads Janus Capital to believe that there were 12 discretionary frequent trading arrangements across its US-based mutual fund business, and that significant frequent trading appears to have occurred with respect to four of those arrangements. All such arrangements have been terminated.



               The complaint does not allege any late day trading through Janus funds. However, Janus Capital cannot assure you that intermediaries properly submitted to the funds all purchase and redemption orders received from the intermediaries' customers before the time for determination of a fund's net asset value in order to obtain that day's price. In accordance with recommenda-


                                                           Other information  19
               tions of the Chairman of the U.S. Securities and Exchange Commission to the mutual fund industry as a whole, Janus Capital is seeking assurances from broker-dealers and other intermediaries that they have followed and are following all relevant rules and regulations, as well as the Janus funds' internal policies and procedures, regarding the handling of their customers' orders on a timely basis.


               As noted, Janus Capital is currently conducting an internal review into all matters related to the allegations in the New York Attorney General's complaint. In addition, in response to such allegations, Janus Capital has announced it will:



               - Pay to the affected funds all management and advisory fees that it received from any permitted discretionary market timing arrangements; and



               - Make further amends to shareholders of the affected funds if it is determined that those arrangements adversely impacted them in any way.



               The U.S. Securities and Exchange Commission is also conducting an examination and investigation with respect to issues pertaining to market timing, late day trading, improper disclosure of portfolio holdings to potential investors, and other issues. Janus Capital has also received a request from the National Association of Securities Dealers, Inc., for information regarding the sale of fund securities through registered broker-dealers. Janus Capital is cooperating with all such inquiries.


               Subsequent to the filing of the New York Attorney General's complaint against Canary, multiple lawsuits, including class action and shareholder derivative suits, have been filed against the affected funds, Janus Capital and certain related parties, primarily based upon the allegations contained in the Canary complaint. Such lawsuits allege a variety of theories for recovery including, but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; (iii) breach of contract; (iv) unjust enrichment and (v) violations of section 1962 of the Racketeering, Influenced and Corrupt Organizations Act.

 20  Janus Adviser prospectus

               The lawsuits have been filed in both Federal and state courts and generally seek damages and the payment of attorneys' and experts' fees. Janus Capital and the affected funds intend to seek to consolidate as many of the lawsuits as possible for the purposes of pre-trial discovery and motions.


               Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that any of the pending actions will materially affect its ability to continue to provide to the Fund the services it has agreed to provide.



               DISTRIBUTION AND SHAREHOLDER SERVICING PLAN



               Under a distribution and shareholder servicing plan adopted in accordance with Rule 12b-1 under the 1940 Act for Investor Shares (the "Investor Shares Plan"), Investor Shares of the Fund may pay Janus Distributors LLC ("Janus Distributors"), the Fund's distributor, a fee at an annual rate of up to 0.25% of the average daily net assets of Investor Shares of the Fund. Under the terms of the Investor Shares Plan, the Fund is authorized to make payments to Janus Distributors for remittance to retirement plan service providers and supermarkets as compensation for distribution services performed by such entities for investors in Investor Shares of the Fund. Because 12b-1 fees are paid out of the Fund's assets on an ongoing basis, they will increase the cost of your investment and may cost you more than paying other types of sales charges. Since Shares of the Fund are not currently available to the public, Janus Distributors LLC has agreed to waive the 12b-1 fee until at least July 1, 2004.



               DISTRIBUTION OF THE FUND



               The Fund is distributed by Janus Distributors, a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at


                                                           Other information  21

               800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

 22  Janus Adviser prospectus

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS


               To avoid taxation of the Fund, the Internal Revenue Code requires the Fund to distribute net investment income and any net capital gains realized on its investments at least annually. The Fund's income from certain dividends, interest and any net realized short-term gains are paid to shareholders as ordinary income dividends. Certain qualifying dividend income may be paid to shareholders as "qualified dividend income" which is generally subject to reduced rates of taxation. Net realized long-term gains are paid to shareholders as capital gains distributions.


               DISTRIBUTION SCHEDULE


               Dividends and capital gains for the Fund are normally declared and distributed in December.


               HOW DISTRIBUTIONS AFFECT NAV


               Distributions are paid to shareholders as of the record date of a distribution of the Fund, regardless of how long the shares have been held. Undistributed income and realized gains are included in the Fund's daily NAV. The share price of the Fund drops by the amount of the distribution, net of any subsequent market fluctuations. As an example, assume that on December 31, the Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.


               "BUYING A DIVIDEND"


               If you purchase shares of the Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On


                                                     Distributions and taxes  23

               December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before buying shares of a Fund close to year end, you should consult your tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

DISTRIBUTION OPTIONS


               When you open an account, it will automatically provide for reinvestment of all distributions. You may change your distribution option at any time by calling a Janus Representative or by writing the Fund at one of the addresses listed in the Shareholder's Manual section of this Prospectus. The Fund offers the following options:


               1. REINVESTMENT OPTION  You may reinvest your income dividends and capital gains distributions in additional shares.

               2. CASH OPTION  You may receive your income dividends and capital gains distributions in cash.

               3. REINVEST AND CASH OPTION  You may receive either your income dividends or capital gains distributions in cash and reinvest the other in additional shares.

               4. REDIRECT OPTION  You may direct your dividends or capital gains to purchase shares of another Janus fund.


               The Fund reserves the right to reinvest into your account undeliverable and uncashed dividend and distribution checks that remain outstanding from six months in shares of the Fund at the NAV next computed after the check is cancelled. Subsequent distributions may also be reinvested.


TAXES


               As with any investment, you should consider the tax consequences of investing in the Fund. Any time you sell or exchange


 24  Janus Adviser prospectus
               shares of a Fund in a taxable account, it is considered a taxable event. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction. Any tax liabilities generated by your transactions are your responsibility.


               The following discussion does not apply to tax-deferred accounts, nor is it a complete analysis of the federal tax implications of investing in the Fund. You should consult your own tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.


               TAXES ON DISTRIBUTIONS


               Dividends and distributions of the Fund are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of the Fund. Distributions of capital gains may be taxable at different rates depending on the length of time the Fund held the securities on which the gains were realized. In certain states, a portion of the dividends and distributions (depending on the sources of a Fund's income) may be exempt from state and local taxes. Information regarding the tax status of income dividends and capital gains distributions will be mailed to shareholders on or before January 31st of each year. Account tax information will also be sent to the IRS.



               Income dividends or capital gains distributions made by the Fund purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan. Generally, withdrawals from qualified plans may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax may be imposed. The tax status of your investment depends on the features of your qualified plan. For further information, please contact your plan sponsor.



               TAXATION OF THE FUND



               Dividends, interest and some gains received by the Fund on foreign securities may be subject to tax withholding or other


                                                     Distributions and taxes  25
               foreign taxes. The Fund may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Fund.



               The Fund does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code. It is important that the Fund meets these requirements so that any earnings on your investment will not be taxed twice.


 26  Janus Adviser prospectus

                                 JANUS ADVISER
                              Shareholder's Manual

                                           This section will help you
                                           become familiar with the
                                           different types of accounts
                                           you can establish with Janus.
                                           It also explains in detail the
                                           wide array of services and
                                           features you can establish on
                                           your account, as well as
                                           account policies and fees that
                                           may apply to your account.
                                           Account policies (including
                                           fees), services and features
                                           may be modified or
                                           discontinued without
                                           shareholder approval or prior
                                           notice.

                                           (JANUS LOGO)

DOING BUSINESS WITH JANUS
--------------------------------------------------------------------------------


BY CONTACTING YOUR JANUS REPRESENTATIVE YOU CAN:

--------------------------------------------------------------------------------

- Open individual, joint, UGMA/UTMA, Traditional and Roth IRA accounts, Simplified Employee Pension Plan IRA accounts and Coverdell Education Savings Accounts if you are a current Fund shareholder
- Review your account or complete portfolio
- Buy, sell and exchange Funds
- View your personalized performance
- Obtain Fund information and performance
- Update personal information
- Receive electronic daily, quarterly and year-end statements, semiannual and annual reports, prospectuses and tax forms



JANUS REPRESENTATIVES


1-800-525-3713


TDD
For the speech and hearing impaired.
1-800-525-0056

MAILING ADDRESS
Janus
P.O. Box 173375
Denver, CO 80217-3375

FOR OVERNIGHT MAIL
Janus
3773 Cherry Creek Drive North, Suite 101
Denver, CO 80209-3821

 28  Janus Adviser prospectus

MINIMUM INVESTMENTS*+

                To open a new Investor Shares
                regular Fund account                  $2,500

                To open a new Investor Shares
                UGMA/UTMA, Traditional or Roth IRA,
                Simplified Employee Pension Plan IRA
                account or Coverdell Education
                Savings Account                       $  500

                To add to any type of Investor
                Shares Fund account                   $  100


               * These minimums apply to each individual Fund in which you invest. The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part for certain types of Fund accounts.

               + Due to the proportionately higher costs of maintaining small accounts, Janus reserves the right to deduct a $10 minimum balance fee (or the value of the account if less than $10) from Fund accounts with values below the minimums described above or to close such Fund accounts.

TYPES OF ACCOUNT OWNERSHIP

               INDIVIDUAL OR JOINT OWNERSHIP
               Individual accounts are owned by one person. Joint accounts have two or more owners.

               CUSTODIAL ACCOUNTS (UGMA OR UTMA)
               An UGMA/UTMA is a custodial account managed for the benefit of a minor. To open an UGMA or UTMA, you must include the minor's Social Security number on the application. You may open and maintain this type of account on janus.com.

               TRUST
               An established trust can open an account. The names of each trustee, the name of the trust and the date of the trust agreement must be included on the application.

                                                        Shareholder's manual  29

               BUSINESS ACCOUNTS
               Corporations and partnerships may also open an account. The application must be signed by an authorized officer of the corporation or a general partner of the partnership.

TAX-DEFERRED ACCOUNTS


               If you are eligible, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax deductible. The types of tax-deferred accounts that may be opened with Janus are described below. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account. You may handle corporate rollovers or a transfer of assets from a tax-deferred account by contacting your Janus Representative.


               INVESTING FOR YOUR RETIREMENT


               Please call your Janus Representative for more complete information regarding the different types of IRAs. Distributions from these plans may be subject to income tax and to an additional tax if withdrawn prior to age 59 1/2 or used for a nonqualifying purpose.


               TRADITIONAL AND ROTH IRAS

               Both IRAs allow most individuals with earned income to contribute up to the lesser of $3,000 or 100% of compensation annually. In addition, IRA holders age 50 or older may contribute $500 a year more than these limits. You may open and maintain this type of account by contacting your Janus Representative.


               SIMPLIFIED EMPLOYEE PENSION PLAN (SEP)

               This plan allows small business owners (including sole proprietors) to make tax-deductible contributions for themselves and any eligible employee(s). A SEP requires an IRA (a SEP-IRA) to be set up for each SEP participant. You may open and maintain this type of account by contacting your Janus Representative.


 30  Janus Adviser prospectus

               PROFIT SHARING OR MONEY PURCHASE PENSION PLAN
               These plans are open to corporations, partnerships and small business owners (including sole proprietors) to benefit their employees and themselves.

               SECTION 403(b)(7) PLAN
               Employees of educational organizations or other qualifying, tax-exempt organizations may be eligible to participate in a Section 403(b)(7) Plan.

               INVESTING FOR A CHILD

               COVERDELL EDUCATION SAVINGS ACCOUNT (FORMERLY EDUCATION IRA)

               This plan allows individuals, subject to certain income limitations, to contribute up to $2,000 annually on behalf of any child under the age of 18. Contributions are also allowed on behalf of children with special needs beyond age 18. Distributions are generally subject to income tax if not used for qualified education expenses. You may open and maintain this type of account by contacting your Janus Representative.



               PLEASE REFER TO THE CHART ON THE FOLLOWING PAGES FOR INFORMATION ON OPENING AN ACCOUNT AND CONDUCTING BUSINESS WITH JANUS. WITH CERTAIN LIMITED EXCEPTIONS, THE FUND IS AVAILABLE ONLY TO U.S. CITIZENS OR RESIDENTS. WHEN YOU BUY, EXCHANGE, OR SELL SHARES, YOUR REQUEST WILL BE PROCESSED AT THE NEXT NAV CALCULATED AFTER YOUR ORDER IS DULY PROCESSED AFTER RECEIVED IN GOOD ORDER.


                                                        Shareholder's manual  31

 TO OPEN AN ACCOUNT OR BUY SHARES



 BY TELEPHONE
 ------------------------------------------------------------------------------


 - For an existing account, you may call a Janus Representative during normal business hours. Janus will automatically debit your designated bank account.


 BY WIRE
 ------------------------------------------------------------------------------

 - You may also buy shares by wiring money from your bank account to your Fund account. For wiring instructions, call a Janus representative.

 BY MAIL/IN WRITING
 ------------------------------------------------------------------------------

 - To open your Fund account, complete and sign the appropriate application and make your check payable to Janus.

 - To buy additional shares, complete the remittance slip accompanying your confirmation statement. If you are making a purchase into a retirement account, please indicate whether the purchase is a rollover or a current or prior year contribution. Send your check and remittance slip or written instructions to the address listed on the slip.

 BY AUTOMATIC INVESTMENT
 ------------------------------------------------------------------------------

 - To buy additional shares through the Automatic Monthly Investment Program, you select the day each month that your money ($100 minimum) will be electronically transferred from your bank account to your Fund account. If no date or dollar amount is specified on your application, investments of $100 will be made on the 20th of each month. Your first automatic monthly investment may take up to two weeks to establish.

 - You may buy additional shares using Payroll Deduction if your employer can initiate this type of transaction. You may have all or a portion of your paycheck ($100 minimum) invested directly into your Fund account.

 32  Janus Adviser prospectus

    TO EXCHANGE SHARES                           TO SELL SHARES



    BY TELEPHONE                                 BY TELEPHONE
    ---------------------------------------      ---------------------------------------
    - All accounts are automatically             - All accounts are automatically
      eligible to exchange shares by tele-         eligible to sell shares by telephone.
      phone. To exchange all or a portion          To sell all or a portion of your
      of your shares into any other                shares, call a Janus Representative.
      available Janus fund, call a Janus           The Fund reserves the right to limit
      Representative.                              the dollar amount of shares that you
                                                   may redeem from your account by
                                                   telephone.



                                                 BY WIRE
                                                 ---------------------------------------
                                                 - You can redeem shares by wire. For
                                                   wiring instructions call a Janus
                                                   Representative.



    BY MAIL/IN WRITING                           BY MAIL/IN WRITING
    ---------------------------------------      ---------------------------------------
    - To request an exchange in writing,         - To request a redemption in writing,
      please follow the instructions in the        please follow the instructions in the
      "Written Instructions" section of            "Written Instructions" section of
      this manual.                                 this manual.



    BY SYSTEMATIC EXCHANGE                       BY SYSTEMATIC REDEMPTION
    ---------------------------------------      ---------------------------------------
    - You determine the amount of money you      - This option allows you to sell shares
      would like automatically exchanged           worth a specific dollar amount from
      from one Fund account to another on          your account on a regular basis.
      any day of the month. You may
      establish this program for as little
      as $100 per exchange.
    ---------------------------------------      ---------------------------------------
     Note: For more information, refer to         Note: Also refer to the "Payment of
           the "Exchange Policies" sec-                 Redemption Proceeds" section of
           tion of this manual.                         this manual for more
                                                        information.


                                                        Shareholder's manual  33

PAYING FOR SHARES

               Please note the following when purchasing shares:

               - Cash, credit cards, third party checks, travelers cheques, credit card checks or money orders will not be accepted.

               - All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.

               - We may make additional attempts to debit your predesignated bank account for ACH purchases that initially fail. You are liable for any costs associated with these additional attempts. If your ACH purchase fails, you may purchase shares of the Fund by submitting good funds via another method accepted by the Funds (e.g. by wire transfer). In this case, your purchase will be processed at the next net asset value determined after we receive good funds.


               - The Fund may refuse any purchase order, including exchange purchases, for any reason. For example, purchase orders may be refused if the Fund would be unable to invest the money effectively in accordance with its investment policies or would otherwise be adversely affected due to the size of the transaction, frequency of trading or other factors.


               - If all or a portion of a purchase is received for investment without a specific fund designation, for investment in one of our closed funds, or for investment in a fund that is not yet available for public sale, the undesignated amount or entire investment, as applicable, will be invested in the Janus Money Market Fund-Investor Shares ("Money Market Fund"). For investments without a specific fund designation and for investments in closed funds, unless you later direct Janus to
                 (1) buy shares of another Janus fund or (2) sell shares of the Money Market Fund and return the proceeds (including any dividends earned) to you, Janus will treat your inaction as approval of the purchase of the Money Market Fund. If you hold shares of a closed fund and submit an order directly to Janus for a new account in that closed fund, your order must clearly indicate that you are currently a shareholder of the closed fund, or your money will be invested in the

 34  Janus Adviser prospectus

                 Money Market Fund. If you submit an order to buy shares of a fund that is not yet available for investment (during a subscription period), your investment will be held in the Money Market Fund until the new fund's commencement of operations. At that time, your investment (including any dividends) will be automatically exchanged from the Money Market Fund to the new fund. All orders for purchase, exchange, or sale will receive the NAV next calculated after your order is received in good order by the Fund.


               - For Fund purchases by check, if your check does not clear for any reason, your purchase will be cancelled.

               - If your purchase is cancelled for any reason, you will be responsible for any losses or fees imposed by your bank and may be responsible for losses that may be incurred as a result of any decline in the value of the cancelled purchase.

EXCHANGE POLICIES

               Please note the following when exchanging shares:

               - An exchange represents the sale of shares from one Fund and the purchase of shares of another Fund, which may produce a taxable gain or loss in a non-retirement account.

               - New Fund accounts established by exchange must be opened with
                 $2,500 or the total account value if the value of the Janus fund account you are exchanging from is less than $2,500.

               - UGMA/UTMA accounts, Traditional or Roth IRAs, Simplified
                 Employee Pension Plan IRA accounts and Coverdell Education Savings Accounts established by exchange must be opened with $500 or the total account value if the value of the Fund account you are exchanging from is less than $500.

               - Exchanges between existing Fund accounts must meet the $100 subsequent investment requirement.



               - For Systematic Exchanges, if the balance in the Fund account you are exchanging from falls below the Systematic Exchange amount, all remaining shares will be exchanged and the program will be discontinued.

                                                        Shareholder's manual  35

               - You may make four exchanges out of a Fund (exclusive of
                 Systematic Exchanges) per 12-month period. These limits are designed to deter short-term trading. See our Excessive Trading Policy below for more information.



               - The Fund reserves the right to reject any exchange request and to modify or terminate the exchange privilege at any time.




               - Exchanges between Fund accounts will be accepted only if the registrations are identical. If you are exchanging into a closed Fund, you may be required to demonstrate eligibility to purchase shares of that Fund.

EXCESSIVE TRADING POLICY


               Frequent trades in your account or accounts controlled by you can disrupt portfolio investment strategies and increase Fund expenses for all Fund shareholders. The Fund is not intended for market timing or excessive trading. To deter these activities, the Fund or its agents may temporarily or permanently suspend or terminate exchange privileges of any investor who makes more than four exchanges out of the Fund in a 12-month period (exclusive of Systemic Exchanges) and bar future purchases into the Fund by such investor. In addition, the Fund or its agents also may reject, in whole or in part, any purchase orders (including exchange purchases) by any investor or group of investors indefinitely for any reason, including, in particular, purchase orders that they believe are attributable to market timers or are otherwise excessive or potentially disruptive to the Fund.



               Orders placed by investors in violation of the exchange limits or the excessive trading policies or by investors that the Fund believes are market timers may be revoked or cancelled by the Fund on the next business day after receipt of the order. For transactions placed directly with the Fund, the Fund may consider the trading history of accounts under common ownership or control for the purpose of enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by the Fund.


 36  Janus Adviser prospectus

PAYMENT OF REDEMPTION PROCEEDS

               - BY ELECTRONIC TRANSFER - All accounts are automatically
                 eligible for the electronic redemption option if bank information is provided. Your redemption proceeds can be electronically transferred to your predesignated bank account on the next bank business day after receipt of your redemption request (wire transfer) or the second bank business day after receipt of your redemption request (ACH transfer - not available on retirement accounts).

                 Wire transfers will be charged an $8 fee per wire and your bank may charge an additional fee to receive the wire.

               - BY CHECK - Redemption proceeds will be sent to the
                 shareholder(s) of record at the address of record within seven days after receipt of a valid redemption request. During the 10 days following an address change, requests for redemption checks to be sent to a new address require a signature guarantee.




               SHARES MAY BE SOLD ON ANY BUSINESS DAY BY TELEPHONE OR IN WRITING. IF THE SHARES BEING SOLD WERE PURCHASED BY CHECK OR ACH TRANSFER, THE FUND CAN DELAY THE PAYMENT OF YOUR SALE PROCEEDS FOR UP TO 15 DAYS FROM THE DAY OF PURCHASE TO ALLOW THE PURCHASE TO CLEAR. Unless you provide alternate instructions, your proceeds will be invested in the Investor Shares Class of Janus Money Market Fund during the 15 day hold period.




WRITTEN INSTRUCTIONS

               To sell or exchange all or part of your shares in writing, your request should be sent to one of the addresses listed under "Doing Business with Janus" and must include the following information:


               - the name of the Janus fund(s) being sold or exchanged


               - the account number(s)

               - the amount of money or number of shares being sold or exchanged

               - the name(s) on the account

                                                        Shareholder's manual  37

               - the signature(s) of all registered account owners (see account application for signature requirements)

               - your daytime telephone number

SIGNATURE GUARANTEE


               A SIGNATURE GUARANTEE MAY BE REQUIRED if any of the following is applicable:


               - You request a redemption by check above a certain dollar amount.

               - You would like a check made payable to anyone other than the shareholder(s) of record.

               - You would like a check mailed to an address which has been changed within 10 days of the redemption request.

               - You would like a check mailed to an address other than the address of record.

               - You would like your redemption proceeds wired to a bank account other than a bank account of record.


               THE FUND RESERVES THE RIGHT TO REQUIRE A SIGNATURE GUARANTEE UNDER OTHER CIRCUMSTANCES OR TO REJECT OR DELAY A REDEMPTION ON CERTAIN LEGAL GROUNDS.


               A SIGNATURE GUARANTEE MAY BE REFUSED if any of the following is applicable:

               - It does not appear valid or in good form.

               - The transaction amount exceeds the surety bond limit of the signature guarantee.

               - The guarantee stamp has been reported as stolen, missing or counterfeit.

               HOW TO OBTAIN A SIGNATURE GUARANTEE

               A signature guarantee assures that a signature is genuine. The signature guarantee protects shareholders from unauthorized account transfers. The following financial institutions may guaran-

 38  Janus Adviser prospectus
               tee signatures: banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange. Call your financial institution to see if they have the ability to guarantee a signature. A signature guarantee cannot be provided by a notary public.

               If you live outside the United States, a foreign bank properly authorized to do business in your country of residence or a U.S. consulate may be able to authenticate your signature.

PRICING OF FUND SHARES


               All purchases, sales and exchanges will be duly processed at the NAV next calculated after your request is received in good order by the Fund (or its agent). The Fund's NAV is calculated as of the close of the regular trading session of the NYSE (normally 4:00 p.m. New York time) each day that the NYSE is open. In order to receive a day's price, your order must be received by the close of the regular trading session of the NYSE. Securities are valued at market value or, if a market quotation is not readily available, or if events or circumstances that may affect the value of portfolio securities are identified between the closing of their principal markets and the time the NAV is determined, at their fair value determined in good faith under procedures established by and under the supervision of the Trustees. If a security is valued using fair value pricing, the Fund's value for that security is likely to be different than the last quoted market price. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value.



               Because foreign securities markets may operate on days that are not business days in the United States, the value of the Fund's holdings may change on days when you will not be able to purchase or redeem the Fund's shares to the extent that Fund is invested in such markets.


                                                        Shareholder's manual  39

SHAREHOLDER SERVICES AND ACCOUNT POLICIES




               TAXPAYER IDENTIFICATION NUMBER



               On the application or other appropriate forms, you will be asked to certify that your Social Security or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to backup withholding, or you did not certify your taxpayer identification number, the IRS requires the Fund to withhold a certain percentage (at the currently applicable rate) of any dividends paid and redemption or exchange proceeds. In addition to this backup withholding, you may be subject to a $50 fee to reimburse the Fund for any penalty that the IRS may impose.


               INVOLUNTARY REDEMPTIONS


               The Fund reserves the right to close an account if the shareholder is deemed to engage in activities which are illegal or otherwise believed to be detrimental to the Fund, such as market timing.



               TELEPHONE TRANSACTIONS



               You may initiate many transactions by calling a Janus Representative. The Fund and its agents will not be responsible for any losses, costs or expenses resulting from unauthorized transactions when reasonable procedures designed to verify the identity of the online user or caller are followed.


               Your account information should be kept private, and you should immediately review any account statements that you receive from Janus. Someone other than you could act on your account if they are able to provide the required identifying information. Contact Janus immediately about any transactions you believe to be unauthorized.

               Occasionally, we experience high call volumes due to unusual market activity or other events that may make it difficult for you to reach a Janus Representative by telephone. If you are unable to

 40  Janus Adviser prospectus
               reach a Janus Representative by telephone, please consider sending written instructions.


               DISTRIBUTIONS


               Generally, all income dividends and capital gains will automatically be reinvested in your Fund account. If you wish to change your distribution option, please call a Janus Representative or send a written request signed by the shareholder(s) of record.


               If you receive Fund distributions from an open Fund account by check, and a distribution check sent to you at your address of record has been returned to Janus and you have failed to respond to follow up mailings from Janus, the distribution check will automatically be reinvested in your Fund account. Your distribution checks will also be reinvested in your Fund account if you do not cash them within six months of the date they were written. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

               TEMPORARY SUSPENSION OF SERVICES


               The Fund or its agents may, in case of emergency, temporarily suspend telephone transactions and other shareholder services. The Fund may postpone payment of redemption proceeds for up to seven calendar days. In addition, the Fund may suspend redemptions and/or postpone payment of redemption proceeds beyond seven calendar days when the New York Stock Exchange is closed or during emergency circumstances, as determined by the Securities and Exchange Commission. The exchange privilege may also be suspended in these circumstances.


               ADDRESS CHANGES


               To change the address on your account, call a Janus Representative or send a written request signed by the shareholder(s) of record. Include the name of the Janus fund(s) you hold, the account number(s), the name(s) on the account and both the old and new addresses. Certain options may be suspended for 10 days


                                                        Shareholder's manual  41
               following an address change unless a signature guarantee is provided.

               REGISTRATION CHANGES


               To change the name on an account, the shares are generally transferred to a new account. In some cases, legal documentation may be required. Please call a Janus Representative for further instructions.


               BANK ACCOUNT CHANGES


               To change your bank account of record or add new bank account information to your account, call a Janus Representative or send a written request signed by the shareholder(s) of record. Please note that you may change or add bank information over the telephone for purchases only. We cannot accept changes or additions to bank account redemption options over the telephone. If the added bank account is a joint tenant/tenants in common account, at least one name on the bank account must match one name on the Fund account.



               STATEMENTS, REPORTS AND PROSPECTUS



               We will send you quarterly confirmations of all transactions. Your confirmation will be mailed within two days of the transaction. The Fund distributes dividend information annually. The Fund reserves the right to charge a fee for additional account statement requests.



               The Fund produces financial reports that include a list of the Fund's portfolio holdings semiannually, and updates its prospectus annually.



               Unless you instruct Janus otherwise by contacting a Janus Representative, the Fund will deem your receipt of this Prospectus as your consent and will mail only one report or prospectus to your household, even if more than one person in your household has a Fund account. This process is known as "householding." Please call a Janus Representative if you would like to receive


 42  Janus Adviser prospectus
               additional reports or prospectuses. Individual copies will be sent within thirty (30) days after the Fund receives your instructions.


                                                        Shareholder's manual  43

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


               No financial highlights are presented for the Fund because it did not commence operations until January 30, 2004




 44  Janus Adviser prospectus

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------


               This glossary provides a more detailed description of some of the types of securities, investment strategies and other instruments in which the Fund may invest. The Fund may invest in these instruments to the extent permitted by their investment objectives and policies. The Fund is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.


I. EQUITY AND DEBT SECURITIES

               BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.


               COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. The Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.


               COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

               CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

               DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

               DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by

                                                Glossary of investment terms  45
               domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).


               EQUITY SECURITIES include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.


               EXCHANGE TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

               FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate and municipal obligations that pay a specified rate of interest, dividends or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.


               HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (e.g., BB or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "noninvestment grade bonds" and "junk bonds."


               MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates.

 46  Janus Adviser prospectus

               In that case, the Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.



               MUNICIPAL OBLIGATIONS are bonds or notes issued by a U.S. state or political subdivision. A municipal security may be a general obligation backed by the full faith and credit (i.e., the borrowing and taxing power) of a municipality or a revenue obligation paid out of the revenues of a designated project, facility or revenue source.



               PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or a broker-dealer.



               PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the Fund must pay if these investments are profitable, the Fund may make various elections permitted by the tax laws. These elections could require that the Fund recognizes taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.


               PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

               PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

                                                Glossary of investment terms  47

               REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.


               RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.


               STANDBY COMMITMENTS are obligations purchased by the Fund from a dealer that give the Fund the option to sell a security to the dealer at a specified price.


               STEP COUPON BONDS are debt securities that trade at a discount from their face value and pay coupon interest. The discount from the face value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer.

               STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

               TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

               U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. government securities also include indirect obligations of the U.S. government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by

 48  Janus Adviser prospectus
               the full faith and credit of the U.S. government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

               VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

               WARRANTS are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

               ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES


               FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. The Fund may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It


                                                Glossary of investment terms  49
               may also enter into forward contracts to purchase or sell securities or other financial indices.


               FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Fund may buy and sell futures contracts on foreign currencies, securities and financial indices including indices of U.S. government, foreign government, equity or fixed-income securities. The Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.



               INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. The Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.


               INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

               INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset the interest rate payable on a security may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

 50  Janus Adviser prospectus

               OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Fund may purchase and write put and call options on securities, securities indices and foreign currencies. The Fund may purchase or write such options individually or in combination.


III. OTHER INVESTMENTS, STRATEGIES AND/OR TECHNIQUES


               REPURCHASE AGREEMENTS involve the purchase of a security by the Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.



               REVERSE REPURCHASE AGREEMENTS involve the sale of a security by the Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.



               WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. The Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.


                                                Glossary of investment terms  51

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 52

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


                   You can request other information, including a Statement of Additional Information, Annual Report or Semiannual Report, free of charge, by contacting your Janus Representative. In the Fund's Annual and Semiannual Reports (as they become available), you will find a discussion of the market conditions and investment strategies that significantly affected the performance of the Fund during the last fiscal year.



                   The Statement of Additional Information provides detailed information about the Trust and is incorporated into this Prospectus by reference. You may review and copy information about the Fund (including the Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to the Public Reference Room, Washington, D.C. 20549-0102 (information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090). You may also obtain reports and other information about the Fund from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's Web site at http://www.sec.gov.


                      (JANUS LOGO)

                                   100 Fillmore Street

                                   Denver, Colorado 80206-4928
                                   1-800-525-0020


                  [Investment Company Act File No. 811-21371]

                                            January 30, 2004


THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS INCOMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER IS NOT PERMITTED.


                             SUBJECT TO COMPLETION


    PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION DATED NOVEMBER 14, 2003



                                            Dividend Capture Fund

                                 JANUS ADVISER


                                INVESTOR SHARES


                      Statement of Additional Information


     This Statement of Additional Information ("SAI") expands upon and supplements the information contained in the current Prospectus for Investor Shares (the "Shares") of Janus Adviser (the "Trust"), which is organized as a Delaware statutory trust. This series of the Trust represents shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies. Janus Capital Management LLC ("Janus Capital") is the investment adviser of the Fund of the Trust. In addition, Bay Isle Financial LLC ("Bay Isle") is the subadviser for the Fund and is responsible for the Fund's day to day investment operations.



     This SAI is not a Prospectus and should be read in conjunction with the Fund's Prospectus dated November 14, 2003, which is incorporated by reference into this SAI and may be obtained from the Fund by calling 1-800-525-3713, by writing the Fund at the address shown on the back cover of the SAI. This SAI contains additional and more detailed information about the Fund's operations and activities than the Prospectus.

(JANUS LOGO)

TABLE OF CONTENTS
--------------------------------------------------------------------------------


                Classification, Investment Policies and
                Restrictions, and Investment Strategies and
                Risks............................................    2
                Investment Adviser and Subadviser................   44
                Custodian, Transfer Agent and Certain
                Affiliations.....................................   60
                Portfolio Transactions and Brokerage.............   62
                Trustees and Officers............................   67
                Shares of the Trust..............................   79
                   Net Asset Value Determination.................   79
                   Purchases.....................................   80
                   Distribution and Shareholder Servicing
                   Plans.........................................   81
                   Redemptions...................................   81
                Income Dividends, Capital Gains Distributions and
                Tax Status.......................................   85
                Principal Shareholders...........................   87
                Miscellaneous Information........................   88
                   Shares of the Trust...........................   88
                   Shareholder Meetings..........................   88
                   Voting Rights.................................   89
                   Independent Accountants.......................   90
                   Registration Statement........................   90
                Performance Information..........................   91
                Financial Statements.............................   93
                Appendix A.......................................   94
                   Explanation of Rating Categories..............   94

CLASSIFICATION, INVESTMENT POLICIES AND RESTRICTIONS, AND INVESTMENT STRATEGIES AND RISKS

CLASSIFICATION


               The Fund is a series of Janus Adviser (the "Trust"), an open-end, management investment company. The Investment Company Act of 1940 ("1940 Act") classifies mutual funds as either diversified or non-diversified. Dividend Capture Fund is classified as diversified.





SUB-ADVISER



               Bay Isle Financial ("Bay Isle") is the subadviser for Dividend Capture Fund.



INVESTMENT POLICIES AND RESTRICTIONS



               Unless otherwise indicated, the following investment restrictions have been adopted by each Fund. Except as otherwise stated, these investment restrictions are "fundamental" policies. A "fundamental" police is defined in the 1940 Act to mean that the restriction cannot be changed without the affirmative vote of a "majority of the outstanding voting securities" of the Fund. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities.



               (1) With respect to 75% of its total assets, the Fund may not purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities, and other investment companies) if: (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or
               (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

               The Fund may not:


               (2) Borrow money, except as permitted under the 1940 Act, as amended, or any regulation thereunder, as the same may be interpreted by the Securities and Exchange Commission ("SEC") staff from time to time, or as permitted by an exemptive order obtained from the SEC.


               (3) Issue "senior securities," except as permitted under the 1940 Act, as amended, or any regulation thereunder, as the same may be interpreted by the SEC staff from time to time, or as permitted by an exemptive order obtained from the SEC.


               (4) Engage in the business of underwriting securities issued by others, except to the extent that the Fund may be considered to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with its investments in other investment companies.



               (5) Purchase or sell real estate, except that the Fund may (i) invest in securities of issuers that invest in real estate or interests therein, (ii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, and (iii) hold and sell real estate acquired by the Fund as a result of the ownership of securities.



               (6) Purchase or sell commodities or commodity contracts, except the Fund may purchase and sell derivatives (including but not limited to options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indexes, interest rates, securities, currencies and physical commodities).



               (7) Make loans, except that the Fund may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and
               (iv) participate in
               an interfund lending program with other registered investment companies.


               (8) Purchase a security if, after giving effect to the purchase, 25% or more of its total assets would be invested in the securities of one or more issuers conducting their principal business activities in the same industry (other than U.S. Government securities). This policy does not apply to the Fund's investments in securities of companies in real estate related industries.



               As a fundamental policy, the Fund will normally invest at least 25% of its total assets, in the aggregate, in real estate related industries.



               Except for the Fund's policies with respect to investments in illiquid securities and borrowings, if any percentage restriction described above for the Fund is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Fund's assets will not constitute a violation of the restriction. In addition, a Fund may invest substantially all of its assets in the securities of a single open-end registered investment company with similar investment objectives and policies without violating any of the foregoing investment restrictions.



               The Trustees have adopted additional investment restrictions for the Fund. These restrictions are operating policies of the Fund and may be changed by the Trustees without shareholder approval. The additional investment restrictions adopted by the Trustee to date include the following:





               (a) The Fund may sell securities short if it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor ("short sales against the box"). In addition, the Fund may engage in "naked" short sales, which involve selling a security that the Fund borrows and does not own. The total market value of all of the Fund's naked short sale positions will not exceed 8% of its assets. Transactions in futures, options, swaps and forward contracts are not deemed to constitute selling securities short.


               (b) The Fund does not currently intend to purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in futures, options, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.



               (c) The Fund may not mortgage or pledge any securities owned or held by such Fund in amounts that exceed, in the aggregate, 15% of that Fund's net asset value, provided that this limitation does not apply to reverse repurchase agreements, deposits of assets to margin, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.



               (d) The Fund does not currently intend to purchase any security or enter into a repurchase agreement if, as a result, more than 15% of their respective net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the Fund's investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"), or any successor to such rule, Section 4(2) commercial paper and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation.



               (e) The Fund may not invest in companies for the purpose of exercising control of management.



               Under the terms of an exemptive order received from the SEC, the Fund may borrow money from or lend money to other funds that permit such transactions and for which Janus Capital or its affiliates serves as investment adviser. All such borrowing and lending will be subject to the above limits. The Fund will borrow money through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. The Fund will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). The Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional borrowing costs.





               For purposes of the Fund's restriction on investing in a particular industry, the Fund will rely primarily on industry classifications as published by Bloomberg L.P. To the extent that Bloomberg L.P. classifications are so broad that the primary economic characteristics in a single class are materially different, the Fund may further classify issuers in accordance with industry classifications as published by the SEC.


INVESTMENT STRATEGIES AND RISKS


Cash Position



               As discussed in the Prospectus, the Fund's cash position may temporarily increase under various circumstances. Securities that the Fund may invest in as a means of receiving a return on idle cash include domestic or foreign denominated commercial paper, certificates of deposit, repurchase agreements or other short-term debt obligations. These securities may include U.S. and foreign short-term cash instruments. The Fund may also invest in money market funds, including funds managed by Janus Capital. (See "Investment Company Securities").


               The Fund normally remains as fully invested as possible and does not seek to lessen the effects of a declining market through hedging or temporary defensive positions. The Fund may use futures and options contracts and may invest in exchange-traded funds to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Fund may invest in government securities and other short-term, interest-bearing secu-rities without regard to the Fund's otherwise applicable percentage limits, policies or its normal investment emphasis, when its adviser or subadviser believes market, economic or political conditions warrant a temporary defensive position.


Illiquid Investments



               The Fund may invest up to 15% of its net assets in illiquid investments (i.e., securities that are not readily marketable). The Trustees have authorized Janus Capital to make liquidity determinations with respect to certain securities, including Rule 144A Securities, commercial paper and municipal lease obligations purchased by the Fund. Under the guidelines established by the Trustees, Janus Capital will consider the following factors: (1) the frequency of trades and quoted prices for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer. In the case of commercial paper, Janus Capital will also consider whether the paper is traded flat or in default as to principal and interest and any ratings of the paper by a nationally recognized statistical rating organization ("NRSRO"). Foreign securities that may be freely traded on or through the facilities of an offshore exchange or other established offshore securities market are not restricted under the Fund's liquidity procedures if traded in that market. Such securities will be treated as "restricted" if traded in the United States because foreign securities are not registered for sale under the U.S. Securities Act of 1933.


               If illiquid securities exceed 15% of the Fund's net assets after the time of purchase the Fund will take steps to reduce in an orderly fashion its holdings of illiquid securities. Because illiquid securities may not be readily marketable, the portfolio managers may not be able to dispose of them in a timely manner. As a result, the Fund may be forced to hold illiquid securities while their price depreciates. Depreciation in the price of illiquid securities may cause the net asset value of the Fund to decline.

               The Fund may invest up to 5% of its total assets in venture capital investments, although no more than 0.5% of its total assets will be invested in any one venture capital company. Venture capital investments are investments in new and early stage companies whose securities are not publicly traded. These investments may present significant opportunities for capital appreciation but involve a high degree of risk that can result in substantial losses. The Fund may not be able to sell such investments when the portfolio managers deem it appropriate to do so due to restrictions on their sale. In addition, the Fund may be forced to sell its venture capital investments at less than fair market value. Where venture capital investments must be registered prior to their sale, the Fund may be obligated to pay all or part of the registration expenses. Any of these situations may result in a decrease in the Fund's NAV.



Securities Lending


               Under procedures adopted by the Trustees, the Fund may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Fund may seek to earn additional income through securities lending. Since there is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially, securities lending will only be made if Janus Capital or Bay Isle believes the benefit from granting such loans justifies the risk. The Fund will not have the right to vote on securities while they are being lent, but it may call a loan if the benefits of voting outweigh the benefits to the Fund by leaving the securities on loan. All loans will be continuously secured by collateral which consists of cash, U.S. Government securities, letters of credit and such other collateral as permitted by the SEC. Cash collateral may be invested in money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief.

Borrowing



               The Fund may borrow from banks, from other funds advised by Janus Capital or its affiliates, or through reverse repurchase agreements. If the Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the Fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage. The Fund's borrowings for temporary or emergency purposes (not for leveraging or investment) are limited to an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with this 33 1/3% limitation.



Foreign Securities



               Within the parameters of its specific investment policies, the Fund may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because the Fund's performance may depend on factors other than the performance of a particular company. These factors include:



               CURRENCY RISK. As long as the Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Fund sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk.



               POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of the Fund's assets from that country.



               REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.



               MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions.



               TRANSACTION COSTS. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.



Short Sales



               The Fund may engage in "short sales against the box." This technique involves selling either a security that the Fund owns, or a security equivalent in kind and amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. The Fund may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain.



               The Fund may also engage in "naked" short sales. In a naked short sale transaction, the Fund sells a security it does not own to a purchaser at a specified price. To complete a naked short sale, the Fund must: (1) borrow the security to deliver it to the purchaser and (2) buy that same security in the market and return it to the lender. The Fund will engage in naked short sales when the portfolio managers anticipate that the security's market purchase price will be less than its borrowing price. Naked short sales involve the same fundamental risk as short sales against the box, as described in the previous paragraph. In addition, naked short sales carry risks of loss if the value of a security sold short increases prior to the scheduled delivery date and the Fund must pay more for the security than it has received from the purchaser in the short sale. The total market value of all of the Fund's naked short sale positions will not exceed 8% of its assets.


Zero Coupon, Step Coupon and Pay-In-Kind Securities


               The Fund may invest up to 10% of its assets in zero coupon, pay-in-kind and step coupon securities. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.



               Current federal income tax law requires holders of zero coupon securities and step coupon securities to report the portion of the original issue discount on such securities that accrue during a given year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify as a "regulated investment company" under the Code, the Fund must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because the Fund will not receive cash payments on a current basis in respect of accrued original-issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin, in some years the Fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. The Fund might obtain such cash from selling other portfolio holdings which might cause the Fund to incur capital gains or losses on the sale. Additionally, these actions are likely to reduce the assets to which Fund expenses could be allocated and to reduce the rate of return for the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Fund to sell the securities at the time.


               Generally, the market prices of zero coupon, step coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.


Pass-through Securities



               The Fund may invest in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities, credit-linked trust certificates, traded custody receipts and participation interests. A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the Fund. The most common type of pass-through securities are mortgage-backed securities. Ginnie Mae Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. Ginnie Mae Certificates differ from bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. The Fund will generally purchase "modified pass-through" Ginnie Mae

               Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the "issuer" and Ginnie Mae, regardless of whether or not the mortgagor actually makes the payment. Ginnie Mae Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government.



               Freddie Mac issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble Ginnie Mae Certificates in that each PC represents a pro rata share of all interest and principal payments made and owned on the underlying pool. Freddie Mac guarantees timely payments of interest on PCs and the full return of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semiannually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by Freddie Mac as to timely payment of principal and interest but it is not guaranteed by the full faith and credit of the U.S. Government.



               Fannie Mae issues guaranteed mortgage pass-through certificates ("Fannie Mae Certificates"). Fannie Mae Certificates resemble Ginnie Mae Certificates in that each Fannie Mae Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by Fannie Mae as to timely payment of principal and interest but it is not guaranteed by the full faith and credit of the U.S. Government.



               Except for GMCs, each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders (such as the Fund), like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal that is part of the regular monthly payments. The portfolio managers will consider estimated prepayment rates in calculating the average-weighted maturity of the Fund. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, higher yielding mortgage-backed securities held by the Fund might be converted to cash and the Fund will be forced to accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. Additionally, prepayments during such periods will limit the Fund's ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.



               Asset-backed securities represent interests in pools of consumer loans and are backed by paper or accounts receivables originated by banks, credit card companies or other providers of credit. Generally, the originating bank or credit provider is neither the obligor nor the guarantor of the security, and interest and principal payments ultimately depend upon payment of the underlying loans by individuals. Tax-exempt asset-backed securities include units of beneficial interests in pools of purchase contracts, financing leases, and sales agreements that may be created when a municipality enters into an installment purchase contract or lease with a vendor. Such securities may be secured by the assets purchased or leased by the municipality; however, if the municipality stops making payments, there generally will be no recourse against the vendor. The market for tax-exempt asset-backed securities is still relatively new. These obligations are likely to involve unscheduled prepayments of principal.



               The Fund also may invest in pass-through securities, which are interests evidencing direct ownership of a pool of debt securities. Holders of the interests are entitled to receive distributions of interest, principal and other payments on each of the underlying debt securities (less expenses). The underlying debt securities have a specified maturity but are subject to prepayment risk because if an issuer prepays the principal, the Fund may have additional cash to invest at a time when prevailing interest rates have declined and reinvestment of the funds is made at a lower rate. The value of the underlying debt securities may change due to changes in market interest rates. If interest rates rise, the value of the underlying debt securities, and therefore the value of the pass-through security, may decline. If the underlying debt securities are high-yield securities, the risks associated with high-yield/high-risk securities discussed in this SAI may apply.



Real Estate Investment Trusts ("REITs")



               The Fund's core holdings may include investments in REITs. Investors in the Fund may experience many of the same risks involved with investing in real estate directly. These risks include: declines in real estate values, risks related to local or general economic conditions, particularly lack of demand, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, heavy cash flow dependency, possible lack of availability of mortgage funds, obsolescence, losses due to natural disasters, condemnation of properties, regulatory limitations on rents and fluctuations in rental income, variations in market rental rates, and possible environmental liabilities. Equity REITs may be subject to these risks directly because they own real estate properties. Mortgage REITs may be subject to these risks indirectly through underlying construction, development, and long-term mortgage loans that may default or have payment problems.



               Equity REITs can be affected by rising interest rates that may cause investors to demand a high annual yield from future distributions which, in turn, could decrease the market prices for the REITs. In addition, rising interest rates also increase the costs of obtaining financing for real estate projects. Since many real estate projects are dependent upon receiving financing, this could cause the value of the equity REITs in which the Fund invests to decline. Mortgage REITs may hold mortgages that the mortgagors elect to prepay during periods of declining interest rates, which may diminish the yield on such REITs. In addition, borrowers may not be able to repay mortgages when due, which could have a negative effect on the Fund.



               Some REITs have relatively small market capitalizations which could increase their volatility. REITs tend to be dependent upon specialized management skills and have limited diversification so they are subject to risks inherent in operating and financing a limited number of properties. In addition, when the Fund invests in REITs, a shareholder will bear his proportionate share of Fund expenses and indirectly bear similar expenses of the REITs. REITs depend generally on their ability to generate cash flow to make distributions to shareholders. In addition, both equity and mortgage REITs are subject to the risks of failing to qualify for tax-free status of income under the Internal Revenue Code or failing to maintain their exemption from certain requirements of the 1940 Act.


Investment Company Securities


               From time to time, the Fund may invest in securities of other investment companies, subject to the provisions of Section 12(d)(1) of the 1940 Act. Section 12(d)(1) prohibits a fund from acquiring (i) more than 3% of another investment company's voting stock; (ii) securities of another investment company with a value in excess of 5% of a Fund's total assets; or (iii) securities of such other investment company and all other investment companies owned by a Fund having a value in excess of 10% of the Fund's total assets. In addition, Section 12(d)(1) prohibits another investment company from selling its shares to a Fund if after the sale: (i) the Fund owns more than 3% of the other investment company's voting stock; or (ii) the Fund and other investment companies, and companies controlled by them, own more than 10% of the voting stock of such other investment company. The Fund may invest in securities of money market funds managed by Janus Capital in excess of the limitations of Section 12(d)(1) under the terms of an SEC exemptive order obtained by Janus Capital and the Janus funds.

               As a shareholder of another investment company, the Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations. Investment companies may include index-based investments such as exchange traded funds ("ETFs"), which hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investment is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount to their NAVs). Index-based investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index.


Depositary Receipts


               The Fund may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. The Fund may also invest in European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and in other similar instruments representing securities of foreign companies. EDRs and GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them.

               EDRs and GDRs are structured similar to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets.


               Depositary Receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as, currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency. The risks of foreign investing are addressed in the Fund's prospectus.



Municipal Obligations



               The Fund may invest in municipal obligations issued by states, territories and possessions of the United States and the District of Columbia. The value of municipal obligations can be affected by changes in their actual or perceived credit quality. The credit quality of municipal obligations can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer's future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region where the security is issued, and the liquidity of the security. Because municipal securities are generally traded over-the-counter, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal obligations may be enhanced by demand features, which would enable the Fund to demand payment on short notice from the issuer or a financial intermediary.


Other Income-Producing Securities


               Other types of income producing securities that the Fund may purchase include, but are not limited to, the following types of securities:


               VARIABLE AND FLOATING RATE OBLIGATIONS. These types of securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts.

               Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.


               In order to most effectively use these investments, a portfolio manager must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If the portfolio managers incorrectly forecast such movements, the Fund could be adversely affected by the use of variable or floating rate obligations.



               STANDBY COMMITMENTS. These instruments, which are similar to a put, give the Fund the option to obligate a broker, dealer or bank to repurchase a security held by the Fund at a specified price.


               TENDER OPTION BONDS. Tender option bonds are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.


               INVERSE FLOATERS. Inverse floaters are debt instruments whose interest bears an inverse relationship to the interest rate on another security. The Fund will not invest more than 5% of its assets in inverse floaters. Similar to variable and floating rate obligations, effective use of inverse floaters requires skills different from those needed to select most portfolio securities. If movements in interest rates are incorrectly anticipated, the Fund could lose money or its NAV could decline by the use of inverse floaters.


               STRIP BONDS. Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.


               The Fund may purchase standby commitments, tender option bonds and instruments with demand features primarily for the purpose of increasing the liquidity of its holdings.


Repurchase and Reverse Repurchase Agreements


               In a repurchase agreement, the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price consists of the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or "collateral." A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause the Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, the Fund may encounter delays and incur costs in liquidating the underlying security. Repurchase agreements that mature in more than seven days are subject to the 15% limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of the Fund to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by Janus Capital or its agent.



               The Fund may use reverse repurchase agreements to obtain cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes. In a reverse repurchase agreement, the Fund sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, the Fund will maintain cash and appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The Fund will enter into reverse repurchase agreements only with parties that Janus Capital or its agent deems creditworthy. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on the Fund, although the Fund's intent to segregate assets in the amount of the reverse repurchase agreement minimizes this effect.



High-Yield/High-Risk Bonds



               The Fund may invest in bonds that are rated below investment grade (e.g., bonds rated BB+ or lower by Standard & Poor's Rating Service or Ba or lower by Moody's Investors Service, Inc.). The Fund's investments in high-yield/high-risk bonds will not exceed 33% of its net assets. Lower rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, the Fund would experience a reduction in its income, and could expect a decline in the market value of the bonds so affected.



               The Fund may also invest in unrated bonds of foreign and domestic issuers. Unrated bonds will be included in the Fund's limit on investments in bonds rated below investment grade unless the portfolio managers deem such securities to be the equivalent of investment grade bonds. Unrated bonds, while not necessarily of lower quality than rated bonds, may not have as broad a market. Because of the size and perceived demand of the issue, among other factors, certain municipalities may not incur the costs of obtaining a rating. The Fund's portfolio managers will analyze the creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the bond, in determining whether to purchase unrated municipal bonds.



               Please refer to the "Explanation of Rating Categories" section of this Statement of Additional Information for a description of bond rating categories.



Defaulted Securities



               The Fund will invest in defaulted securities only when the portfolio managers believe, based upon their analysis of the financial condition, results of operations and economic outlook of an issuer, that there is potential for resumption of income payments and that the securities offer an unusual opportunity for capital appreciation. Defaulted securities will be included in the Fund's limit on investments in bonds rated below investment grade. Notwithstanding the portfolio managers' belief about the resumption of income, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk. Such risk includes, among other things, the following:



               FINANCIAL AND MARKET RISKS. Investments in securities that are in default involve a high degree of financial and market risks that can result in substantial or, at times, even total losses. Issuers of defaulted securities may have substantial capital needs and may become involved in bankruptcy or reorganization proceedings. Among the problems involved in investments in such issuers is the fact that it may be difficult to obtain information about the condition of such issuers. The market prices of such securities also are subject to abrupt and erratic movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally expected.



               DISPOSITION OF PORTFOLIO SECURITIES. Although the Fund generally will purchase securities for which the portfolio managers expect an active market to be maintained, defaulted securities may be less actively traded than other securities and it may be difficult to dispose of substantial holdings of such securities at prevailing market prices. The Fund will limit holdings of any such securities to amounts that the portfolio managers believe could be readily sold, and holdings of such securities would, in any event, be limited so as not to limit the Fund's ability to readily dispose of securities to meet redemptions.



               OTHER. Defaulted securities require active monitoring and may, at times, require participation in bankruptcy or receivership proceedings on behalf of the Fund.


Futures, Options and Other Derivative Instruments


               FUTURES CONTRACTS. The Fund may enter into contracts for the purchase or sale for future delivery of equity securities, fixed-income securities, foreign currencies or contracts based on financial indices, including indices of U.S. Government securities, foreign government securities, equity or fixed-income securities. U.S. futures contracts are traded on exchanges which have been designated "contract markets" by the CFTC and must be executed through a futures commission merchant ("FCM"), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.



               The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit "initial margin" for the benefit of the FCM when the contract is entered into. Initial margin deposits are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded, and may be maintained in cash or certain other liquid assets by the Fund's custodian or subcustodian for the benefit of the FCM. Initial margin payments are similar to good faith deposits or performance bonds. Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of the Fund's investment limitations. If the value of either party's position declines, that party will be required to make additional "variation margin" payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to the Fund only in proportion to the amount received by the FCM's other customers. Bay Isle will attempt to minimize the risk by careful monitoring of the creditworthiness of the FCMs with which the Fund does business and by depositing the Fund's margin payments in a segregated account with the Fund's custodian.



               The Fund may enter into futures contracts and related options as permitted under Commodity Futures Trading Commission ("CFTC") Rule 4.5. The Fund has claimed exclusion from the definition of the term "commodity pool operator" adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. Therefore, the Fund is not subject to commodity pool operator registration and regulation under the Commodity Exchange Act.



               Although the Fund will segregate cash and liquid assets in an amount sufficient to cover its open futures obligations, the segregated assets would be available to the Fund immediately upon closing out the futures position, however, closing out open futures positions through customary settlement procedures could take several days. However, because the Fund's cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the futures position remains open, the Fund's return could be diminished due to the opportunity losses of foregoing other potential investments.



               The Fund may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Fund may also enter into futures contracts to protect the Fund from fluctuations in the value of individual securities or the securities markets generally, or interest rates without actually buying or selling the underlying debt or equity security. For example, if the Fund anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, the Fund could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against the Fund not participating in a market advance. This technique is sometimes known as an anticipatory hedge. The Fund may also use this technique with respect to an individual company's stock. To the extent the Fund enters into futures contracts for this purpose, the segregated assets maintained to cover the Fund's obligations with respect to the futures contracts will consist of other liquid assets from its portfolio in an amount equal to the difference between the contract price and the aggregate value of the initial and variation margin payments made by the Fund with respect to the futures contracts. Conversely, if the Fund holds stocks and seeks to protect itself from a decrease in stock prices, the Fund might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. Similarly, if the Fund holds an individual company's stock and expects the price of that stock to decline, the Fund may sell a futures contract on that stock in hopes of offsetting the potential decline in the company's stock price. The Fund could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.



               If the Fund owns bonds and the portfolio manager expects interest rates to increase, the Fund may take a short position in interest rate futures contracts. Taking such a position would have much the same effect as the Fund selling bonds in its portfolio. If interest rates increase as anticipated, the value of the bonds would decline, but the value of the Fund's interest rate futures contract will increase, thereby keeping the net asset value of the Fund from declining as much as it may have otherwise. If, on the other hand, the portfolio managers expect interest rates to decline, the Fund may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing the bonds. Although the Fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result more easily and more quickly by using futures contracts as an investment tool to reduce risk.


               The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery of the instrument underlying a futures contract. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by the portfolio managers still may not result in a successful use of futures.



               Futures contracts entail risks. Although the Fund believes that use of such contracts will benefit the Fund, the Fund's overall performance could be worse than if the Fund had not entered into futures contracts if the portfolio managers' investment judgment proves incorrect. For example, if the Fund has hedged against the effects of a possible decrease in prices of securities held in its portfolio and prices increase instead, the Fund will lose part or all of the benefit of the increased value of these securities because of offsetting losses in its futures positions. This risk may be magnified for single stock futures transactions, as the portfolio managers must predict the direction of the price of an individual stock, as opposed to securities prices generally. In addition, if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to the Fund.



               The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to the Fund will not match exactly the Fund's current or potential investments. The Fund may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests - for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities - which involves a risk that the futures position will not correlate precisely with the performance of the Fund's investments.



               Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with the Fund's investments, such as with a single stock futures contract. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between the Fund's investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. The Fund may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in the Fund's futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in the Fund's other investments.



               Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, the Fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, the Fund's access to other assets held to cover its futures positions also could be impaired.



               OPTIONS ON FUTURES CONTRACTS. The Fund may buy and write put and call options on futures contracts. An option on a future gives the Fund the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. As with other option transactions, securities will be segregated to cover applicable margin or segregation requirements on open futures contracts. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when the Fund is not fully invested it may buy a call option on a futures contract to hedge against a market advance.


               The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund is considering buying. If a call or put option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between the change in the value of its portfolio securities and changes in the value of the futures positions, the Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.



               The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, the Fund may buy a put option on a futures contract to hedge its portfolio against the risk of falling prices or rising interest rates.



               The amount of risk the Fund assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.

               FORWARD CONTRACTS. A forward contract is an agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future and the other party is obligated to pay a specified amount for the assets at the time of delivery. The Fund may enter into forward contracts to purchase and sell government securities, equity or income securities, foreign currencies or other financial instruments. Currently, the Fund does not intend to invest in forward contracts other than forward currency contracts. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange.



               The following discussion summarizes the Fund's principal uses of forward foreign currency exchange contracts ("forward currency contracts"). The Fund may enter into forward currency contracts with stated contract values of up to the value of the Fund's assets. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency). The Fund will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price for securities it has agreed to buy or sell ("transaction hedge"). The Fund also may hedge some or all of its investments denominated in a foreign currency or exposed to foreign currency fluctuations against a decline in the value of that currency relative to the U.S. dollar by entering into forward currency contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate or exceed the performance of that currency relative to the U.S. dollar (a "proxy hedge")) approximating the value of some or all of its portfolio securities denominated in that currency ("position hedge") or by participating in options or futures contracts with respect to the currency. The Fund also may enter into a forward currency contract with respect to a currency where the Fund is considering the purchase or sale of investments denominated in that currency but has not yet selected the specific investments ("anticipatory hedge"). These types of hedging minimize the effect of currency appreciation as well as depreciation, but do not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on the Fund's foreign currency denominated portfolio securities. The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise.



               In any of these circumstances the Fund may, alternatively, enter into a forward currency contract to purchase or sell one foreign currency for a second currency that is expected to perform more favorably relative to the U.S. dollar if the portfolio managers believe there is a reasonable degree of correlation between movements in the two currencies ("cross hedge"). Shifting the Fund's currency exposure from one foreign currency to another removes the Fund's opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to the Fund if its portfolio managers' projection of future exchange rates is inaccurate. Proxy hedges and cross-hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which hedged securities are denominated. Unforeseen changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.



               The Fund may cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in or whose value is tied to the currency underlying the forward contract or the currency being hedged. To the extent that the Fund is not able to cover its forward currency positions with underlying portfolio securities, the Fund's custodian will segregate cash or other liquid assets having a value equal to the aggregate amount of the Fund's commitments under forward contracts entered into with respect to position hedges, cross-hedges and anticipatory hedges. If the value of the securities used to cover a position or the value of segregated assets declines, the Fund will find alternative cover or segregate additional cash or other liquid assets on a daily basis so that the value of the covered and segregated assets will be equal to the amount of the Fund's commitments with respect to such contracts. As an alternative to segregating assets, the Fund may buy call options permitting the Fund to buy the amount of foreign currency being hedged by a forward sale contract or the Fund may buy put options permitting it to sell the amount of foreign currency subject to a forward buy contract.



               While forward contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event, the Fund's ability to utilize forward contracts may be restricted. In addition, the Fund may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge Fund assets.



               OPTIONS ON FOREIGN CURRENCIES. The Fund may buy and write options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may buy put options on the foreign currency. If the value of the currency declines, the Fund will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio.



               Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may buy call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent projected, the Fund could sustain losses on transactions in foreign currency options that would require the Fund to forego a portion or all of the benefits of advantageous changes in those rates.



               The Fund may also write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, the Fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the decline in value of portfolio securities will be offset by the amount of the premium received.



               Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, should expire unexercised and allow the Fund to hedge the increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and the Fund would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.



               The Fund may write covered call options on foreign currencies. A call option written on a foreign currency by the Fund is "covered" if the Fund owns the foreign currency underlying the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currencies held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency in the same principal amount as the call written if the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written, if the difference is maintained by the Fund in cash or other liquid assets in a segregated account with the Fund's custodian.



               The Fund also may write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option. Call options on foreign currencies which are entered into for cross-hedging purposes are not covered. However, in such circumstances, the Fund will collateralize the option by segregating cash or other liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.



               OPTIONS ON SECURITIES. In an effort to increase current income and to reduce fluctuations in net asset value, the Fund may write covered put and call options and buy put and call options on securities that are traded on United States and foreign securities exchanges and over-the-counter. The Fund may write and buy options on the same types of securities that the Fund may purchase directly.



               A put option written by the Fund is "covered" if the Fund (i) segregates cash not available for investment or other liquid assets with a value equal to the exercise price of the put with the Fund's custodian or (ii) holds a put on the same security and in the same principal amount as the put written and the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.


               A call option written by the Fund is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by the Fund's custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also deemed to be covered if the Fund holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash and other liquid assets in a segregated account with its custodian.



               The Fund also may write call options that are not covered for cross-hedging purposes. The Fund collateralizes its obligation under a written call option for cross-hedging purposes by segregating cash or other liquid assets in an amount not less than the market value of the underlying security, marked-to-market daily. The Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option and its portfolio manager believes that writing the option would achieve the desired hedge.


               The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or bought, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

               The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously bought. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.


               In the case of a written call option, effecting a closing transaction will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. In the case of a written put option, such transaction will permit the Fund to write another put option to the extent that the exercise price is secured by deposited liquid assets. Effecting a closing transaction also will permit the Fund to use the cash or proceeds from the concurrent sale of any securities subject to the option for other investments. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, the Fund will effect a closing transaction prior to or concurrent with the sale of the security.



               The Fund will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to buy the option. The Fund will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to buy the option. Because increases in the market price of a call option generally will reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.


               An option position may be closed out only where a secondary market for an option of the same series exists. If a secondary market does not exist, the Fund may not be able to effect closing transactions in particular options and the Fund would have to exercise the options in order to realize any profit. If the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. The absence of a liquid secondary market may be due to the following: (i) insufficient trading interest in certain options, (ii) restrictions imposed by a national securities exchange ("Exchange") on which the option is traded on opening or closing transactions or both, (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, (iv) unusual or unforeseen circumstances that interrupt normal operations on an Exchange, (v) the facilities of an Exchange or of the Options Clearing Corporation ("OCC") may not at all times be adequate to handle current trading volume, or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.



               The Fund may write options in connection with buy-and-write transactions. In other words, the Fund may buy a security and then write a call option against that security. The exercise price of such call will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset by the amount of premium received.



               The writing of covered put options is similar in terms of risk and return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or take delivery of the security at the exercise price and the Fund's return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price.



               The Fund may buy put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.


               The Fund may buy call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.



               The Fund may write straddles (combinations of put and call options on the same underlying security), which are generally a non-hedging technique used for purposes such as seeking to enhance return. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out than individual options contracts. The straddle rules of the Internal Revenue Code require deferral of certain losses realized on positions of a straddle to the extent that the Fund has unrealized gains in offsetting positions at year end. The holding period of the securities comprising the straddle will be suspended until the straddle is terminated.



               EURODOLLAR INSTRUMENTS. The Fund may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.



               SWAPS AND SWAP-RELATED PRODUCTS. The Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund's obligations over its entitlement with respect to each interest rate swap will be calculated on a daily basis and an amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian. If the Fund enters into an interest rate swap on other than a net basis, it would maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap. The Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one NRSRO at the time of entering into such transaction. Bay Isle will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.



               The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent the Fund sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.



               There is no limit on the amount of interest rate swap transactions that may be entered into by the Fund. These transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the payments that the Fund is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. The Fund may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.



               ADDITIONAL RISKS OF OPTIONS ON FOREIGN CURRENCIES, FORWARD CONTRACTS AND FOREIGN INSTRUMENTS. Unlike transactions entered into by the Fund in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain Exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to Exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.


               Options on foreign currencies traded on Exchanges are within the jurisdiction of the SEC, as are other securities traded on Exchanges. As a result, many of the protections provided to traders on organized Exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on an Exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default.

               Further, a liquid secondary market in options traded on an Exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.


               The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.


               In addition, options on U.S. Government securities, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) low trading volume.

Temporary Defensive Positions

               As described in the Prospectus, when the portfolio managers of the Fund believes that investments should be deployed in a temporary defensive posture because of economic or market conditions, the Fund may invest up to 100% of its assets in cash and similar investments, which may include U.S. Government securities (such as bills, notes, or bonds of the U.S. Government and its agencies) or other forms of indebtedness such as bonds, certificates of deposits or repurchase agreements. When the Fund is in a temporary defensive position, it is not pursuing its stated investment policies. The portfolio managers decide when it is appropriate to be in a defensive position. It is impossible to predict how long such alternative strategies will be utilized.

U.S. Government Securities


               The Fund may invest in U.S. Government Securities. The term "U.S. Government Securities" refers to a variety of securities which are issued or guaranteed by the U.S. Treasury, by various agencies of the U.S. Government, and by various instrumentalities which have been established or sponsored by the U.S. Government. U.S. Treasury securities are backed by the full faith and credit of the United States. Securities issued or guaranteed by U.S. Government agencies or U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim directly against the United States in the event the agency or instrumentality does not meet its commitment. An instrumentality of the U.S. Government is a government agency organized under Federal charter with government supervision.

INVESTMENT ADVISER AND SUBADVISER
--------------------------------------------------------------------------------

INVESTMENT ADVISER - JANUS CAPITAL MANAGEMENT LLC


               As stated in the Prospectus, the Fund has an Investment Advisory Agreement with Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928. Janus Capital is a direct subsidiary of Janus Capital Group Inc. ("JCGI"), a publicly traded company with principal operations in financial asset management businesses. JCGI owns approximately 95% of Janus Capital, with the remaining 5% held by Janus Management Holdings Corporation.



               The Advisory Agreement provides that Janus Capital will have overall supervisory responsibility for the investment program of the Fund, provide office space for the Fund, and pay the salaries, fees and expenses of the Fund's officers and of those Trustees who are interested persons of Janus Capital. Janus Capital also may make payments from its own resources to selected broker-dealer firms or institutions which were instrumental in the acquisition of shareholders for the Fund or other Janus funds or which perform recordkeeping or other services with respect to shareholder accounts. The minimum aggregate size required for eligibility for such payments, and the factors in selecting the broker-dealer firms and institutions to which they will be made, are determined from time to time by Janus Capital. Janus Capital is also authorized to perform the management and administrative services necessary for the operation of the Fund. As discussed below, Janus Capital has delegated certain of these duties to Bay Isle pursuant to a subadvisory agreement between Janus Capital and Bay Isle.



               From their own assets, Janus Capital, Janus Distributors LLC or their affiliates may pay retirement plan service providers, brokers, banks, financial advisers and other financial intermediaries fees for providing recordkeeping, subaccounting and other administrative services to their customers in connection with investment in the Fund. These fees may be in addition to any distribution, administrative or shareholder servicing fees paid from the Fund's assets to these financial intermediaries. Janus Distributors LLC and its affiliates may pay for or sponsor informational meetings for financial intermediaries.

               The Fund pays custodian and transfer agent fees and expenses, brokerage commissions and dealer spreads and other expenses in connection with the execution of portfolio transactions, legal and accounting expenses, interest, taxes, trade or other investment company dues and expenses, registration fees, expenses of shareholders' meetings and reports to shareholders, fees and expenses of Fund Trustees who are not interested persons of Janus Capital, trade or other investment company organization dues and expenses and other costs of complying with applicable laws regulating the sale of Fund shares. Pursuant to the Advisory Agreement, Janus Capital furnishes certain other services, including net asset value determination, portfolio accounting, recordkeeping, and blue sky registration and monitoring services, for which the Fund may reimburse Janus Capital for its costs.





               Dividend Capture Fund has agreed to compensate Janus Capital for its services by the monthly payment of a fee at the annual rate of [0.75%] of the average daily net assets of the Fund. The Fund pays no fees directly to Bay Isle as the subadviser. Under the Subadvisory Agreement, Bay Isle is compensated by Janus Capital at an annual rate of [0.75%].



               Janus Capital has agreed by contract to waive the advisory fee payable by the Fund in an amount equal to the amount, if any, that the Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any administrative services fee and any distribution and shareholder servicing fee applicable to Investor Shares, brokerage commissions, interest, taxes and extraordinary expenses, exceed 1.25% of the Fund's average daily net assets for a fiscal year until July 1, 2004.





               The Fund's Advisory Agreement is dated [          , 200 ], and
               will continue in effect until [          , 200 ], and thereafter
               from year to year so long as such continuance is approved annually by a majority of the Fund's Trustees who are not parties to the Advisory Agreements or "interested persons" (as defined by the 1940 Act) of any such party (the "Independent Trustees"), and by either a majority of the outstanding voting shares of the Fund or the Trustees of the Fund. The Advisory Agreement (i) may be terminated without the payment of any penalty by the Fund or Janus Capital on 60 days' written notice; (ii) terminates automatically in the event of its assignment; and (iii) generally, may not be amended without the approval by vote of a majority of the Trustees, including the Independent Trustees and, to the extent required by the 1940 Act, the vote of a majority of the outstanding voting securities of the Fund.



SUBADVISER - BAY ISLE FINANCIAL LLC





               Bay Isle Financial LLC ("Bay Isle"), 475 14th Street, Suite 550, Oakland, California 94612, serves as subadviser to Dividend Capture Fund. Bay Isle (i) manages the investment operations of the Fund; (ii) keeps Janus Capital fully informed as to the valuation of assets of the Fund, its condition, investment decisions and conditions; (iii) maintains all books and records required under federal securities law; (iv) performs certain limited related administrative functions; and (v) provides the Trustees and Janus Capital with economic, operational and investment data and reports.



               Bay Isle has been in the investment advisory business since 1987. Bay Isle also serves as investment adviser or subadviser to mutual funds, institutional and individual separate accounts. Janus Capital indirectly owns 100% of the outstanding voting shares of Bay Isle.



               Under the Subadvisory Agreement between Janus Capital and Bay Isle, Bay Isle is responsible for day-to-day investment operations of the Fund. For the Fund, investments will be acquired, held, disposed of or loaned, consistent with the investment objectives, policies and restrictions established by the Trustees and set forth in the Trust's registration statement. The Subadvisory Agreement provides that Bay Isle shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Fund, except for willful malfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Subadvisory Agreement and except to the extent otherwise provided by law.

               The Subadvisory Agreement with Bay Isle will continue in effect
               until [          , 200 ], and thereafter from year to year if
               such continuation is specifically approved at least annually by the Trustees or by vote of a majority of the outstanding shares of the Fund and in either case by vote of a majority of the Independent Trustees of the Fund. The Subadvisory Agreement is subject to termination by the Fund or the subadviser on 60 days' written notice and terminates automatically in the event of its assignment and in the event of termination of the Investment Advisory Agreement.


APPROVAL OF INVESTMENT ADVISORY AGREEMENT


               [TO BE UPDATED BY AMENDMENT]



               The Fund's Advisory Agreement was unanimously approved by the vote of the Trustees cast in person at a meeting held
               [          , 200 ]. In approving the Fund's Advisory Agreement,
               the Trustees requested and considered a wide range of information provided by Janus Capital, certain of its affiliates and Lipper Inc. Among other things, the Trustees considered information about:



               - Janus Capital and its personnel (including particularly those personnel with responsibilities for providing services to the
                 Fund), resources and investment process;



               - the terms of the Advisory Agreement;



               - the scope and quality of the services that Janus Capital provides to the Fund;



               - the advisory fee rates payable to Janus Capital by the Fund and by other funds and client accounts managed by Janus Capital, and payable by comparable funds managed by other advisers;



               - the total expense ratio of the Fund and of comparable funds managed by other advisers;



               - compensation payable by the Fund to affiliates of Janus Capital for other services;

               - the profitability to Janus Capital and its affiliates of their relationships with the Fund; and



               - Janus Capital's use of the Fund's brokerage transactions to obtain research benefiting the Fund or other Janus Capital clients at a cost that may be in excess of the amount other brokers would charge or to reduce certain out-of-pocket expenses otherwise payable by the Fund.



               In addition, the Independent Trustees received advice from independent legal counsel. [Based on the Trustees' deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, unanimously approved each Advisory Agreement and concluded that the compensation under each Advisory Agreement is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment.]


APPROVAL OF SUBADVISORY AGREEMENT


               [TO BE UPDATED BY AMENDMENT.]



               The Fund's Subadvisory Agreement was unanimously approved by the vote of the Trustees cast in person at a meeting held
               [          , 200 ]. In preparation for their meeting, the
               Trustees requested and reviewed a wide variety of materials, including:



               - information regarding Bay Isle and its personnel and investment processes;



               - the terms of the Subadvisory Agreement;



               - the scope and quality of the services that Bay Isle provides to the Funds;



               - the historical investment performance of accounts managed by
                 Bay Isle;



               - the rate of fees paid to Bay Isle by Janus Capital and by other client accounts managed by Bay Isle; and

               - the procedures followed by Bay Isle with respect to portfolio's brokerage and trade allocations.



               In addition, the Independent Trustees received advice from independent legal counsel. [Based on the Trustees' deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, unanimously approved the Subadvisory Agreements and concluded that the compensation under the Subadvisory Agreements is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment.]



ADDITIONAL INFORMATION ABOUT JANUS CAPITAL AND BAY ISLE



               Janus Capital acts as subadviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts. Investment decisions for each account managed by Janus Capital, including the Fund, are made independently from those for any other account that is or may in the future become managed by Janus Capital or its affiliates. If, however, a number of accounts managed by Janus Capital are contemporaneously engaged in the purchase or sale of the same security, the orders may be aggregated and/or the transactions may be averaged as to price and allocated to each account in accordance with allocation procedures adopted by Janus Capital. Partial fills for the accounts of two or more portfolio managers will be allocated pro rata under procedures adopted by Janus Capital. In some cases, the allocation procedures may adversely affect the price paid or received by an account or the size of the position obtained or liquidated for an account. In others cases, however, the accounts' ability to participate in volume transactions may produce better executions and prices for the accounts.


               With respect to allocations of initial public offerings ("IPOs"), under IPO allocation procedures adopted by Janus Capital, accounts will participate in an IPO if the portfolio managers believe the IPO is an appropriate investment based on the account's investment restrictions, risk profile, asset composition, and/or cash levels. The IPO allocation procedures require that each account be assigned to a pre-defined group ("IPO Group"), based on objective criteria set forth in the procedures. Generally, an account may not participate in an IPO unless it is assigned to an IPO Group that correlates with the pre-offering market capitalization ("IPO Classification") of the company. If, however, the portfolio managers intend to build a long-term position in the company and purchase securities in both the initial offering and in the immediate aftermarket, then all participating portfolio managers' clients will receive the same proportion of IPO shares to aftermarket shares, resulting in a blended price equal to the average price paid for all IPO and immediate aftermarket shares. If there is no immediate aftermarket activity, all shares purchased will be allocated pro rata to the participating manager's accounts in the IPO Group corresponding to the IPO Classification, subject to a de minimis standard. In situations where the portfolio managers want to take a small position in a security, an exception to this de minimis standard may be allowed. These IPO allocation procedures may result in certain accounts, particularly larger accounts, receiving fewer IPOs than other accounts, which may impact performance.

               Janus Capital is permitted to adjust its allocation procedures to eliminate fractional shares or odd lots, and has the discretion to deviate from its allocation procedures in certain circumstances. For example, additional securities may be allocated to a portfolio manager who is instrumental in originating or developing an investment opportunity or to comply with a portfolio manager's request to ensure that his or her accounts receive sufficient securities to satisfy specialized investment objectives.

               Bay Isle may combine orders for multiple clients, including the Fund. As a general matter, if an order is not completely filled, partial fills will be allocated pro rata in proportion to each client's original order. However, exceptions may be made to avoid, among other things, odd lots and de minimis allocations. Execution prices for a combined order will be averaged so that each participating client receives the average price paid or received.

               Pursuant to an exemptive order granted by the SEC, the Fund and other funds advised by Janus Capital may also transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating portfolios on a pro rata basis.

               Each account managed by Janus Capital or Bay Isle has its own investment objective and policies and is managed accordingly by a particular portfolio manager or team of portfolio managers. As a result, from time to time two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.

               Janus Capital and Janus Distributors currently have in place Ethics Rules, which are comprised of the Personal Trading Code of Ethics, Gift Policy and Outside Employment Policy. The Rules are designed to ensure that its personnel (i) at all times place first the interests of the Fund and other clients of Janus Capital; (ii) conduct all personal trading consistent with the Ethics Rules and in such a manner as to avoid any actual or potential conflict of interest or any abuse of their position of trust and responsibility; and (iii) not use any material non-public information in securities trading. The Ethics Rules are on file with and available from the SEC through the SEC Web site at www.sec.gov.


               Under the Personal Trading Code of Ethics (the "Code of Ethics"), all Janus Capital, Bay Isle and Janus Distributors personnel are required to conduct their personal investment activities in a manner that Janus Capital and Bay Isle believes is not detrimental to the Fund. In addition, Janus Capital, Bay Isle and Janus Distributors personnel are not permitted to transact in securities held by the Fund for their personal accounts except under circumstances specified in the Code of Ethics. All personnel of Janus Capital, Janus Distributors and the Fund deemed to have access to current trading information are required to pre-clear all transactions in securities not otherwise exempt. Requests for trading authorization will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the Code of Ethics.

               In addition to the pre-clearance requirement described above, the Code of Ethics subjects such personnel to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with the Code of Ethics and under certain circumstances Janus Capital and Janus Distributors personnel may be required to forfeit their profits made from personal trading.




Bay Isle Financial LLC ("Bay Isle")


Proxy Voting Procedures



               INTENT. The SEC recently adopted rules that address an investment adviser's fiduciary obligation to its clients when the adviser has authority to vote their proxies. The new rule requires an investment adviser that exercises voting authority over client proxies to



               - Adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of clients,



               - Disclose to clients information about these policies and procedures,



               - Disclose to clients how they may obtain information on how the adviser has voted their proxies,



               - Maintain certain records relating to proxy voting.



               The rules are designed to ensure that advisers vote proxies in the best interest of their clients and provide clients with information about how their proxies are voted.



               The following represents the procedures for Bay Isle Financial LLC ("Bay Isle") with respect to the voting of proxies on behalf of all clients, including mutual funds advised by Bay Isle, for which Bay Isle has voting responsibility and the keeping of records relating to proxy voting.

               GENERAL POLICY. Bay Isle votes proxies in the best interest of if its clients. Bay Isle will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization (other than the research and information provided by the Proxy Voting Service). Bay Isle will only accept direction from a client to vote proxies for that client's account pursuant to either Bay Isle's Proxy Voting Guidelines or pursuant to the recommendations of Institutional Shareholder Services (ISS).



               ERISA PLAN POLICY. On behalf of client accounts subject to ERISA, Bay Isle seeks to discharge its fiduciary duty by voting proxies solely in the best interest of the participants and beneficiaries of such plans. Bay Isle recognizes that the exercise of voting rights on securities held by ERISA plans for which Bay Isle has voting responsibility is a fiduciary duty that must be exercised with care, skill, prudence and diligence. In voting proxies for ERISA accounts, Bay Isle will exercise its fiduciary responsibility to vote all proxies for shares for which it has investment discretion as investment manager unless the power to vote such shares has been retained by the appointing fiduciary as set forth in the documents in which the named fiduciary has appointed Bay Isle as investment manager.



               PROXY VOTING COMMITTEE. The Bay Isle Investment Committee (the "Committee") develops Bay Isle's positions on all major corporate issues, creates guidelines and oversees the voting process. The Committee is chaired by the Chief Investment Officer (CIO). In creating proxy-voting recommendations, the Committee may analyze proxy proposals from the prior year and evaluate whether those proposals would adversely affect shareholders' interests.



               DELEGATION OF PROXY VOTING ADMINISTRATION. Bay Isle has engaged the services of the Investment Accounting Operations Group of Janus Capital to provide the administration for its proxy voting.

               VOTING AND USE OF PROXY VOTING SERVICE. Bay Isle has engaged an independent Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service is responsible for coordinating with the clients' custodians to ensure that all proxy materials received by the custodians relating to the clients' portfolio securities are processed in a timely fashion. In addition, the Proxy Voting Service is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to Bay Isle upon request.



               To the extent applicable, the Proxy Voting Service will process all proxy votes in accordance with the Guidelines. The Proxy Administrator is responsible for maintaining this documentation.



               The Proxy Voting Service will refer proxy questions to the Proxy Administrator for instructions under circumstances where: (1) the application of the Guidelines is unclear; (2) a particular proxy question is not covered by the Guidelines; or (3) the Guidelines call for Bay Isle input. The Portfolio Administrator solicits feedback from the CIO or the Committee as required. Bay Isle also utilizes research services relating to proxy questions provided by the Proxy Voting Service.



               PROCEDURES FOR PROXY ISSUES OUTSIDE THE GUIDELINES. In situations where the Proxy Voting Service refers a proxy question to the Proxy Administrator, the Proxy Administrator will consult with the CIO regarding how the shares will be voted. If the proxy issue raises a conflict of interest (see Conflict of Interest discussion below), the Committee will document how the proxy should be voted and the rationale for such recommendation. If any member of the Committee has had any contact with persons outside of Bay Isle (excluding routine communications with proxy solicitors) regarding the proxy issue, the member will disclose that contact to the Committee. The Committee will then review the voting recommendation. If the Committee believes a conflict exists and that the member's voting recommendation is not in the best interests of the shareholders, the Committee will refer the issue to the Bay Isle Chief Investment Officer to determine how to vote.

               CONFLICTS OF INTEREST. The Committee is responsible for monitoring and resolving possible material conflicts with respect to proxy voting. A conflict of interest may exist, for example, if Bay Isle has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any Committee member with knowledge of a personal conflict of interest (i.e., a family member in a company's management) relating to a particular referral item shall disclose that conflict to the Committee and may be required to recuse himself or herself from the proxy voting process. Issues raising possible conflicts of interest will be referred by the Proxy Administrator to the Committee for resolution. Application of the Guidelines to vote client proxies should, in most cases, adequately address any possible conflicts of interest since the Guidelines are pre-determined.



REPORTING AND RECORD RETENTION.



               Upon request, on an annual basis, Bay Isle will provide its non-mutual fund clients with the proxy voting record for that client's account.



               Bay Isle will retain proxy statements received regarding client securities, records of votes cast on behalf of clients, records of client requests for proxy voting information and all documents prepared by Bay Isle regarding votes cast in contradiction to the Bay Isle guidelines. In addition, any document prepared by Bay Isle that is material to a proxy voting decision such as the Bay Isle Proxy Voting Guidelines, Proxy Voting Committee materials and other internal research relating to voting decisions will be kept. Proxy statements received from issuers are either available on the SEC's EDGAR database or are kept by a third party voting service and are available on request. All proxy voting materials and supporting documentation will be retained for a minimum of 6 years.

GENERAL GUIDELINES



               As a general rule, Bay Isle votes proxies under ISS guidelines, unless there are compelling reasons not to do so, because confidence in management is one of the factors considered in making an investment. However, Bay Isle recognizes that certain proposals in the area of corporate governance, anti-takeover measures, capitalization changes and compensation programs may not be "investor friendly" and therefore provide reasons for voting against management.



               As a general matter, Bay isle maintains a consistent voting position with respect to similar proxy proposals made by various firms. However, Bay Isle recognizes that there are gradations in certain types of proposals (e.g., "poison pill" proposals or the potential dilution caused by the issuance of new stock), which may result in different voting positions being taken with respect to different proxy statements. In addition, Bay Isle generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts. However, Bay Isle reviews proxy issues on a case-by-case basis as appropriate. Pursuant to such review, Bay Isle has adopted the following guidelines to provide a framework within which the proxies are voted.



               GUIDELINES


               1. Voting rights shall be exercised on all decisions that have a material effect on the value of the security.



               2. Voting rights shall be exercised so as to maximize and protect the value of the security, looking at both the short-term and longer-term consequences.



               3. Voting rights shall be exercised to give the greatest benefit to the shareholder. This includes considering the shareholder's existing rights and ability to participate in corporate decisions and the accountability of management.



               4. In exercising voting rights, there shall be no undue prejudice in favor of management. The Chief Investment Officer (CIO) will vote all routine matters and will forward all nonroutine matters to the Investment Committee to determine how the proxy will be voted. If the CIO is not available, the proxy will be forwarded to the investment analyst who follows the company that has issued the proxy. The CIO, based upon the attached Guidelines for Differentiating Routine and Nonroutine Matters, shall make the determination as to whether a matter to be voted on is routine or nonroutine.



               ADHERENCE TO GUIDELINES


               It shall be the responsibility of the Portfolio Manager to determine how all-nonroutine proxies, for which Bay Isle has voting responsibility, shall be voted. In the CIO's absence, the appropriate investment analyst shall make such determination. In so doing, the guidelines set forth herein shall govern. Bay Isle may, at its discretion, adopt proxy voting standards that relate to specific nonroutine proposals that occur in proxy voting on a recurring basis and which are consistent with these guidelines. It is recognized that there may be occasions when, due to special circumstances, there may be exceptions to the guidelines and, consequently, the guidelines shall be applied with a measure of flexibility.



               RECORD KEEPING


               It shall be the responsibility of the CIO to see that records are maintained as to how Bay Isle voted each proposal on each proxy for which Bay Isle was responsible for voting the proxy. This shall include documentation as to the reason for so voting on nonroutine matters if such documentation is deemed necessary. This information shall be made available to Bay Isle's clients upon their request.



GUIDELINES FOR DIFFERENTIATING


ROUTINE AND NONROUTINE MATTERS



               The following guidelines shall be used to assist in determining whether a matter to be voted on is routine or nonroutine under Bay Isle's Proxy Voting Policies and Procedures. This guidance is applicable in cases where we exercise discretion to vote proxies.

               Of course, our clients may reserve the discretion to vote their own proxies or otherwise provide special written guidelines, which should then be followed notwithstanding the following.



ROUTINE MATTERS



               In general, routine matters should be regarded as those which repeatedly arise in the ordinary course of business for periodic review, approval and/or election and which are not otherwise characterized as nonroutine as noted below. Such matters include, without limitation, uncontested elections and the approval of auditors.



NONROUTINE MATTERS



               Nonroutine matters include those which may materially affect shareholder value or are otherwise unusual in nature, including without limitation restructurings, mergers, acquisitions, takeover attempts, anti-takeover defenses, recapitalization, dilutive actions or matters of social responsibility. Below is a list of issues that require special attention:



               CORPORATE GOVERNANCE


               Classified boards



               Removal of directors for cause or by a super majority vote



               Cumulative voting



               Unequal voting rights proposals (superstock)



               Supermajority proposals



               Actions to limit or abolish shareholder rights to act independently



               Proposals to vote unmarked proxies in favor of management



               Preemptive rights



               Change the state of incorporation



               Proposals to increase the company's authorized shares



               Shareholder proposals

               TAKEOVER DEFENSE AND RELATED ACTIONS


               Proposals involving tender offers or mergers



               Fair price provisions



               Proposals to introduce or eliminate greenmail provisions



               Proposals to reevaluate in-place "shark-repellents"



               Shareholder rights plans (poison pills)



               COMPENSATION PLANS


               Stock option plans and/or stock appreciation right plans



               Extension of stock option grants to outside directors



               Incentive plans effective in the event of hostile takeovers or mergers (golden and tin parachutes)



               Proposals creating an unusually favorable compensation structure in advance of sale of the company



               Executive severance agreements



               The CIO shall vote all such matters or shall assign an investment analyst to vote on behalf of Bay Isle.

CUSTODIAN, TRANSFER AGENT AND CERTAIN AFFILIATIONS
--------------------------------------------------------------------------------


               Brown Brothers Harriman & Co. ("Brown Brothers"), 40 Water Street, Boston, Massachusetts 02109-3661, is the custodian of the domestic securities and cash of the Fund. Brown Brothers is the designated Foreign Custody Manager (as the term is defined in Rule 17f-5 under the 1940 Act) of the Fund's securities and cash held outside the United States. The Fund's Trustees have delegated to Brown Brothers certain responsibilities for such assets, as permitted by Rule 17f-5. Brown Brothers and the foreign subcustodians selected by it hold the Fund's assets in safekeeping and collect and remit the income thereon, subject to the instructions of the Fund.





               Janus Services LLC ("Janus Services"), P.O. Box 173375, Denver, Colorado 80217-3375, a wholly-owned subsidiary of Janus Capital, is the Fund's transfer agent. In addition, Janus Services provides certain other administrative, recordkeeping and shareholder services for the Fund.



               The Fund pays DST Systems, Inc. ("DST"), a minority owned subsidiary of JCGI, license fees at the annual rate of $3.06 per shareholder account for the Fund for the use of DST's shareholder accounting system. On August 25, 2003, JCGI announced that it had signed a definitive agreement with DST under which JCGI will transfer to DST 32.3 million shares of DST common stock in exchange for 100% of a wholly-owned DST subsidiary that is currently part of DST's Output Solutions business segment. After the transaction closes, this subsidiary will be renamed JCG Partners and will hold a commercial printing and graphics design business and cash. JCGI will still own approximately 7.4 million shares of DST common stock. Subject to a number of closing conditions, including DST shareholder approval, this transaction is expected to close in the fourth quarter of 2003.



               The Trustees have authorized the Fund to use an affiliate of DST as introducing broker for certain Fund transactions. Brokerage commissions paid on such transactions may be used as a means to reduce the Fund's expenses through credits against the charges of DST and its affiliates. The Fund receives the benefit of any such credits. See "Portfolio Transactions and Brokerage."

               Janus Distributors LLC ("Janus Distributors"), 100 Fillmore Street, Denver, Colorado 80206-4928, a wholly-owned subsidiary of Janus Capital, is the Fund's distributor. Janus Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc.

PORTFOLIO TRANSACTIONS AND BROKERAGE
--------------------------------------------------------------------------------


               Janus Capital places the portfolio transactions of the Fund. In certain cases, Janus Capital may delegate placement of brokerage to Bay Isle.



               Janus Capital and Bay Isle have a policy of seeking to obtain the "best execution" of all portfolio transactions (the best net prices under the circumstances based upon a number of factors including and subject to the factors discussed below) except to the extent that Janus Capital and Bay Isle may be permitted to pay higher commissions for research services as described below. The Fund may trade foreign securities in foreign countries because the best available market for these securities is often on foreign exchanges. In transactions on foreign stock exchanges, brokers' commissions are frequently fixed and are often higher than in the United States, where commissions are negotiated.



               Janus Capital and Bay Isle consider a number of factors in seeking best execution in selecting brokers and dealers and in negotiating commissions on agency transactions. Those factors include but are not limited to: Janus Capital's and Bay Isle's knowledge of currently available negotiated commission rates or prices of securities currently available and other current transaction costs; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality, including trade anonymity; liquidity; the quality of the execution, clearance and settlement services; financial stability of the broker or dealer; the existence of actual or apparent operational problems of any broker or dealer; rebates of commissions by a broker to the Fund or to a third party service provider to the Fund to pay Fund expenses; and the value of the research products or services provided by brokers. In recognition of the value of the foregoing factors, Janus Capital and Bay Isle may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting that transaction if Janus Capital or Bay Isle determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage, research and other services provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of Janus Capital or Bay Isle. Research may include furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities, purchasers or sellers of securities; furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends and portfolio strategy; access to research analysts, corporate management personnel, industry experts, economists and government officials; comparative performance evaluation and technical measurement services and quotation services, and products and other services (such as third party publications, reports and analyses, and computer and electronic access, equipment, software, information and accessories that deliver, process or otherwise utilize information, including the research described above) that assist Janus Capital and Bay Isle in carrying out their responsibilities. Research received from brokers or dealers is supplemental to Janus Capital's and Bay Isle's own research efforts. Much of the research provided to Janus Capital and Bay Isle by broker-dealers would otherwise be available to Janus Capital and Bay Isle for a cash payment. In some cases, research is generated by third parties, but is provided to Janus Capital and Bay Isle by or through broker-dealers. For example, Janus Capital and Bay Isle have arrangements with broker-dealers to allocate brokerage in exchange for, among other things, third-party research reports relating to specific industry fundamentals and trends, third-party research reports providing analysis of micro and macro economic trends, and access to databases providing financial market, economic and fundamental data. Because Janus Capital and Bay Isle receive research from broker-dealers, Janus Capital and Bay Isle may have an incentive to continue to use those broker-dealers to effect transactions.

               If Janus Capital or Bay Isle determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, Janus Capital or Bay Isle may allocate the costs of such service or product accordingly. Only that portion of the product or service that Janus Capital or Bay Isle determines will assist it in the investment decision-making or trading process may be paid for in brokerage commission dollars. Janus Capital and Bay Isle receive a benefit from research they receive from brokers; for this reason, Janus Capital and Bay Isle have an incentive to place trades with brokers who provide research products or services.



               Janus Capital and Bay Isle do not guarantee any broker the placement of a pre-determined amount of securities transactions in return for the research or brokerage services it provides. Janus Capital and Bay Isle, do, however, have internal procedures for allocating transactions in a manner consistent with their execution policies to brokers that they have identified as providing research, research-related products or services, or execution-related services of a particular benefit to their clients. Brokerage and research products and services furnished by brokers may be used in servicing any or all of the clients of Janus Capital or Bay Isle and such research may not necessarily be used by Janus Capital or Bay Isle in connection with the accounts which paid commissions to the broker providing such brokerage and research products and services. Similarly, research and brokerage services paid with commissions generated from equity trades may be used for fixed-income clients that normally do not pay brokerage commissions. Bay Isle may make its own separate arrangements with and maintain internal allocation procedures for allocating transactions to brokers who provide research products and services to encourage them to provide services expected to be useful to Bay Isle's clients, including the Dividend Capture Fund.



               Janus Capital and Bay Isle may also use step-out transactions in order to receive research products and services. In a step-out transaction, Janus Capital and Bay Isle direct trades to a broker-dealer with the instruction that the broker-dealer execute the transaction, but "step-out" a portion of the transaction or commission in favor of another broker-dealer that provides such products and/or services. In a new issue designation, Janus Capital and Bay Isle direct purchase orders to a broker-dealer that is a selling group member or underwriter of an equity or fixed income new issue offering. Janus Capital and Bay Isle may direct that broker-dealer to designate a portion of the broker-dealer's commission on the new issue purchase to a second broker-dealer that provides such products and/or services. Given Janus Capital's and Bay Isle's receipt of such products and services in connection with step-out transactions and new issue designations, Janus Capital and Bay Isle have an incentive to continue to engage in such transactions; however, Janus Capital and Bay Isle only intend to utilize step-out transactions and new issue designations when they believe that doing so would help achieve best execution.



               Janus Capital may consider sales of Fund shares or shares of other Janus funds by a broker-dealer or the recommendation of a broker-dealer to its customers that they purchase Fund Shares as a factor in the selection of broker-dealers to execute Fund transactions. Janus Capital may also consider payments made by brokers effecting transactions for the Fund (i) to the Fund or
               (ii) to other persons on behalf of the Fund for services provided to the Fund for which it would be obligated to pay. In placing Fund business with such broker-dealers, Janus Capital will seek the best execution of each transaction.



               When the Fund purchases or sells a security in the over-the-counter market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where in the opinion of Janus Capital or Bay Isle better prices and executions will be achieved through the use of a broker.



               The Fund's Trustees have authorized Janus Capital to place transactions with DST Securities, Inc. ("DSTS"), a wholly-owned broker-dealer subsidiary of DST. Janus Capital may do so if it reasonably believes that the quality of the transaction and the associated commission are fair and reasonable and if, overall, the associated transaction costs, net of any credits described above under "Custodian, Transfer Agent and Certain Affiliations," are lower than the net costs that would be incurred through other brokerage firms that provide comparable best execution.

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

               The following are the names of the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years.


               Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity or removal. The retirement age for Trustees is 72. The Trust's Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary.


               The Trust's officers are elected annually by the Trustees for a one-year term. Certain Trustees and officers also serve as officers of three other registered investment companies advised by Janus Capital: Janus Investment Fund, Janus Aspen Series and Janus Adviser Series.

------------------------------------------------------------------------------------------------------------------------
                                                        TRUSTEES
------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF
                                                                                        PORTFOLIOS IN
 NAME, AGE AS OF                                        PRINCIPAL OCCUPATIONS DURING    FUND COMPLEX     OTHER
 DECEMBER 31, 2003    POSITIONS HELD   LENGTH OF TIME   THE PAST                        OVERSEEN BY      DIRECTORSHIPS
 AND ADDRESS          WITH FUND        SERVED           FIVE YEARS                      TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 INTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------
 Thomas H. Bailey*    Trustee          5/03-Present     Formerly, President             62               N/A
 100 Fillmore Street                                    (1978-2002) and Chief
 Denver, CO 80206                                       Executive Officer (1994-2002)
 Age 66                                                 of Janus Capital or Janus
                                                        Capital Corporation. Formerly,
                                                        Chairman and Director (1978-
                                                        2002) of Janus Capital
                                                        Corporation; and Director
                                                        (1997-2001) of Janus
                                                        Distributors, Inc.; President
                                                        and Director (1994-2002) of
                                                        the Janus Foundation.
------------------------------------------------------------------------------------------------------------------------
 Mark B. Whiston      Trustee          5/03-Present     President, Chief Executive      3                N/A
 100 Fillmore Street                                    Officer and Director Janus
 Denver, CO 80206                                       Capital Group Inc. (since
 Age 42                                                 1/1/03); President and Chief
                                                        Executive Officer, Janus
                                                        Capital Management LLC (since
                                                        9/1/02). Formerly, President
                                                        of Retail and Institutional
                                                        Services, Janus Capital
                                                        (11/00-9/02); Vice President
                                                        and Chief Marketing Officer of
                                                        Janus Capital Corporation
                                                        (Janus Capital's predecessor)
                                                        (3/91-11/00)
------------------------------------------------------------------------------------------------------------------------



* The Fund will treat Mr. Bailey as an "interested person" of the Trust by virtue of his past positions and continuing relationships with Janus Capital.

------------------------------------------------------------------------------------------------------------------------
                                                        TRUSTEES
------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF
                                                                                        PORTFOLIOS IN
 NAME, AGE AS OF                                        PRINCIPAL OCCUPATIONS DURING    FUND COMPLEX     OTHER
 DECEMBER 31, 2003    POSITIONS HELD   LENGTH OF TIME   THE PAST                        OVERSEEN BY      DIRECTORSHIPS
 AND ADDRESS          WITH FUND        SERVED           FIVE YEARS                      TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------
 Samuel Boyd, Jr.     Trustee          8/03- Present    Manager (since 1978) of         3                Director, World
 100 Fillmore Street                                    Customer Service Accounting                      Funds, The
 Denver, CO 80206                                       Division, Potomac Electric                       World Insurance
 Age 63                                                 Power Company, Washington,                       Trust, Vontobel
                                                        D.C.                                             Funds USA and
                                                                                                         Satuit Capital
                                                                                                         Management
                                                                                                         Trust
------------------------------------------------------------------------------------------------------------------------
 Thomas I. Florence   Trustee          5/03-Present     Consultant. Formerly,           3                N/A
 100 Fillmore Street                                    President Morningstar
 Denver, CO 80206                                       Investment Services
 Age 41                                                 (3/00-12/02) and Managing
                                                        Director, Pilgrim Baxter &
                                                        Associates (12/96-3/00)
------------------------------------------------------------------------------------------------------------------------
 Arthur F. Lerner     Trustee          5/03-Present     Retired. Formerly, Senior Vice  3                Director,
 100 Fillmore Street                                    President Arnhold and S.                         Sthenos Capital
 Denver, CO 80206                                       Bleichroeder (investment                         (United
 Age 61                                                 manager) (12/69-1/03)                            Kingdom)
------------------------------------------------------------------------------------------------------------------------
 Dennis B. Mullen     Trustee          5/03-Present     Private Investor. Formerly      62               Director, Red
 100 Fillmore Street                                    (1997-1998) Chief Financial                      Robin Gourmet
 Denver, CO 80206                                       Officer- Boston Market                           Burgers, Inc.
 Age 60                                                 Concepts, Boston Chicken Inc.,
                                                        Golden, CO (a restaurant
                                                        chain)
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                        TRUSTEES
------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF
                                                                                        PORTFOLIOS IN
 NAME, AGE AS OF                                        PRINCIPAL OCCUPATIONS DURING    FUND COMPLEX     OTHER
 DECEMBER 31, 2003    POSITIONS HELD   LENGTH OF TIME   THE PAST                        OVERSEEN BY      DIRECTORSHIPS
 AND ADDRESS          WITH FUND        SERVED           FIVE YEARS                      TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES (CNTD.)
------------------------------------------------------------------------------------------------------------------------
 James T. Rothe       Trustee          5/03-Present     Professor of Business,          62               Director,
 100 Fillmore Street                                    University of Colorado,                          Optika, Inc.
 Denver, CO 80206                                       Colorado Springs, CO. (since                     and Neocore
 Age 60                                                 2002). Formerly, Distinguished                   Corp.
                                                        Visiting Professor of Business
                                                        (2001-2002), Thunderbird
                                                        (American Graduate School of
                                                        International Management),
                                                        Phoenix, AZ; and Principal
                                                        (1988-1999) of Phillips-Smith
                                                        Retail Group, Addison, TX (a
                                                        venture capital firm)
------------------------------------------------------------------------------------------------------------------------
 Maureen T. Upton     Trustee          5/03-Present     Formerly, Director of Sales     3                N/A
 100 Fillmore Street                                    and Marketing, Intelligent
 Denver, CO 80206                                       Markets, Inc. (3/00-3/03);
 Age 38                                                 Associate Equities Division,
                                                        Goldman Sachs & Co. (8/98-
                                                        1/00)
------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                   OFFICERS
---------------------------------------------------------------------------------------------------------------
 NAME, AGE AS OF
 DECEMBER 31, 2003                               TERM OF OFFICE* AND        PRINCIPAL OCCUPATIONS DURING THE
 AND ADDRESS          POSITIONS HELD WITH FUND   LENGTH OF TIME SERVED      PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------
 Thomas A. Early      Vice President and         05/03-Present              Senior Vice President, General
 100 Fillmore Street  General Counsel                                       Counsel, Chief Corporate Affairs
 Denver, CO 80206                                                           Officer, and Secretary of Janus
 Age 48                                                                     Capital and Janus Capital Group
                                                                            Inc.; Vice President, General
                                                                            Counsel and Secretary of Janus
                                                                            Services LLC, Janus Capital
                                                                            International LLC, Janus
                                                                            Institutional Services LLC, Janus
                                                                            Distributors LLC and the Janus
                                                                            Foundation; Vice President, General
                                                                            Counsel and Director to Janus
                                                                            International (Asia) Limited and
                                                                            Janus International Limited;
                                                                            Director for Janus Capital Trust
                                                                            Manager Limited, Janus World
                                                                            Principal Protected Funds and Janus
                                                                            World Funds; and Board member of
                                                                            Janus Global Funds SPC. Formerly,
                                                                            Interim Director of Janus Capital
                                                                            (2002-2003); Director (2001) of
                                                                            Janus Distributors, Inc. and Janus
                                                                            Services, Inc.; General Counsel,
                                                                            Secretary and Director (2000-2002)
                                                                            of Janus International Holding,
                                                                            Inc.; Executive Vice President and
                                                                            General Counsel (1997-1998) of
                                                                            Prudential Investments Fund
                                                                            Management LLC.
---------------------------------------------------------------------------------------------------------------


* Officers are elected annually by the Trustees for a one-year term.

---------------------------------------------------------------------------------------------------------------
                                                   OFFICERS
---------------------------------------------------------------------------------------------------------------
 NAME, AGE AS OF
 DECEMBER 31, 2003                               TERM OF OFFICE* AND        PRINCIPAL OCCUPATIONS DURING THE
 AND ADDRESS          POSITIONS HELD WITH FUND   LENGTH OF TIME SERVED      PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------
 Anita E. Falicia     Vice President, Treasurer  05/03-Present              Vice President of Investment
 100 Fillmore Street  and Principal Accounting                              Accounting of Janus Capital.
 Denver, CO 80206     Officer                                               Formerly, Assistant Vice President
 Age 35                                                                     (2000-2002) of Investment
                                                                            Accounting of Janus Capital or
                      Chief Financial Officer    10/02-11/03                Janus Capital Corporation; Director
                                                                            (1999-2000) of Investment
                                                                            Accounting of Janus Capital
                                                                            Corporation; and Director
                                                                            (1997-1999) of Fund Accounting of
                                                                            Janus Capital Corporation.
---------------------------------------------------------------------------------------------------------------
 Bonnie M. Howe       Vice President             05/03-Present              Vice President and Assistant
 100 Fillmore Street                                                        General Counsel to Janus Capital,
 Denver, CO 80206                                                           Janus Distributors LLC and Janus
 Age 38                                                                     Services LLC. Formerly, Assistant
                                                                            Vice President (1997-1999) and
                                                                            Associate Counsel (1995-1999) for
                                                                            Janus Capital Corporation and
                                                                            Assistant Vice President
                                                                            (1998-2000) for Janus Service
                                                                            Corporation.
---------------------------------------------------------------------------------------------------------------
 Kelley Abbott Howes  Vice President and         05/03-Present              Vice President of Domestic Funds
 100 Fillmore Street  Secretary                                             and Assistant General Counsel of
 Denver, CO 80206                                                           Janus Capital; Vice President and
 Age 38                                                                     Assistant General Counsel of Janus
                                                                            Distributors LLC and Janus Services
                                                                            LLC. Formerly, Assistant Vice
                                                                            President (1997-1999) of Janus
                                                                            Capital Corporation; Chief
                                                                            Compliance Officer, Director and
                                                                            President (1997-1999) of Janus
                                                                            Distributors, Inc.; and Assistant
                                                                            Vice President (1998-2000) of Janus
                                                                            Service Corporation.
---------------------------------------------------------------------------------------------------------------


* Officers are elected annually by the Trustees for a one-year term.

---------------------------------------------------------------------------------------------------------------
                                                   OFFICERS
---------------------------------------------------------------------------------------------------------------
 NAME, AGE AS OF
 DECEMBER 31, 2003                               TERM OF OFFICE* AND        PRINCIPAL OCCUPATIONS DURING THE
 AND ADDRESS          POSITIONS HELD WITH FUND   LENGTH OF TIME SERVED      PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------
 David R. Kowalski    Vice President and Chief   05/03-Present              Vice President and Chief Compliance
 100 Fillmore Street  Compliance Officer                                    Officer of Janus Capital and Janus
 Denver, CO 80206                                                           Distributors LLC; and Assistant
 Age 46                                                                     Vice President of Janus Services
                                                                            LLC. Formerly, Senior Vice
                                                                            President and Director (1985-2000)
                                                                            of Mutual Fund Compliance for Van
                                                                            Kampen Funds.
---------------------------------------------------------------------------------------------------------------
 Girard C. Miller     President and Chief        11/03-Present              Executive Vice President and Chief
 100 Fillmore Street  Executive Officer                                     Operating Officer of Janus Capital
 Denver, CO 80206                                                           Group Inc. and Chief Operating
 Age 52                                                                     Officer of Janus Capital. Formerly,
                                                                            President and Chief Executive
                                                                            Officer of ICMA Retirement
                                                                            Corporation (1993-2003).
---------------------------------------------------------------------------------------------------------------


* Officers are elected annually by the Trustees for a one-year term.

---------------------------------------------------------------------------------------------------------------
                                                   OFFICERS
---------------------------------------------------------------------------------------------------------------
 NAME, AGE AS OF
 DECEMBER 31, 2003                               TERM OF OFFICE* AND        PRINCIPAL OCCUPATIONS DURING THE
 AND ADDRESS          POSITIONS HELD WITH FUND   LENGTH OF TIME SERVED      PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------
 Loren M. Starr       Vice President and Chief   05/03-Present              Senior Vice President and Chief
 100 Fillmore Street  Financial Officer                                     Financial Officer of Janus Capital
 Denver, CO 80206                                                           and Janus Capital Group Inc., Janus
 Age 42                                                                     Services LLC, Janus Distributors
                      President and Chief        09/02-11/03                LLC, Janus Capital International
                      Executive Officer                                     LLC and Janus Institutional
                                                                            Services LLC; Vice President,
                                                                            Treasurer, Chief Financial Officer
                                                                            and Director of Janus International
                                                                            Limited; Director of Janus Capital
                                                                            Trust Manager Limited, Janus World
                                                                            Principal Protected Funds, Janus
                                                                            International (Asia) Limited and
                                                                            Janus World Funds, and Board member
                                                                            of Janus Global Funds SPC.
                                                                            Formerly, Interim Director of Janus
                                                                            Capital (2002-2003); Vice President
                                                                            of Finance, Treasurer, Chief
                                                                            Financial Officer (2001-2002) for
                                                                            Janus International Holding, Inc.;
                                                                            Managing Director, Treasurer and
                                                                            Head of Corporate Finance and
                                                                            Reporting (1998-2001) for Putnam
                                                                            Investments; and Senior Vice
                                                                            President of Financial Planning and
                                                                            Analysis (1996-1998) for Lehman
                                                                            Brothers, Inc.
---------------------------------------------------------------------------------------------------------------
 Heidi J. Walter      Vice President             05/03-Present              Vice President and Assistant
 100 Fillmore Street                                                        General Counsel to Janus Capital
 Denver, CO 80206                                                           and Janus Services LLC. Formerly,
 Age 36                                                                     Vice President and Senior Legal
                                                                            Counsel (1995-1999) for Stein Roe &
                                                                            Farnham, Inc.
---------------------------------------------------------------------------------------------------------------


* Officers are elected annually by the Trustees for a one-year term.

               The Trustees are responsible for major decisions relating to the establishment or change of the Fund's objective, policies and techniques. The Trustees also supervise the operation of the Fund by its officers and review the investment decisions of the officers, although they do not actively participate on a regular basis in making such decisions. The Board of Trustees has four standing committees that each perform specialized functions: an Audit Committee, a Brokerage Committee, a Nominating and Governance Committee and a Pricing Committee. Each committee is comprised entirely of Independent Trustees. Information about each of these committee functions is provided in the following table:

----------------------------------------------------------------------------------------
                                                                          NUMBER OF
                                                                          MEETINGS HELD
                                                                          DURING LAST
              FUNCTIONS                            MEMBERS                FISCAL YEAR*
----------------------------------------------------------------------------------------
 AUDIT        Reviews the financial reporting      Dennis B. Mullen       N/A
 COMMITTEE    process, the system of internal      (Chairman)
              control over financial reporting,    Samuel Boyd, Jr.
              the audit process, and the Fund's    Arthur F. Lerner
              process for monitoring compliance
              with investment restrictions and
              applicable laws and the Fund's Code
              of Ethics. The Committee's review
              of the audit process includes,
              among other things, the
              appointment, compensation and
              oversight of the auditors and pre-
              approval of all audit and non-audit
              services above a certain cost
              threshold.
----------------------------------------------------------------------------------------
 BROKERAGE    Reviews and makes recommendations    Thomas I. Florence     N/A
 COMMITTEE    regarding matters related to the     (Chairman)
              Trust's use of brokerage             Arthur F. Lerner
              commissions and placement of         Maureen T. Upton
              portfolio transactions.
----------------------------------------------------------------------------------------
 NOMINATING   Identifies and recommends            James T. Rothe         N/A
 AND          individuals for Trustee membership,  (Chairman)
 GOVERNANCE   consults with Management in          Thomas I. Florence
 COMMITTEE    planning Trustee meetings, and       Maureen T. Upton
              oversees the administration of, and
              ensures the compliance with, the
              Governance Procedures and
              Guidelines adopted by the Fund.
----------------------------------------------------------------------------------------
 PRICING      Determines fair values of            Arthur F. Lerner       N/A
 COMMITTEE    restricted securities and other      (Chairman)
              securities for which market          Samuel Boyd, Jr.
              quotations are not readily           Maureen T. Upton
              available, pursuant to procedures
              adopted by the Trustees.
----------------------------------------------------------------------------------------



* The trust was formed in May 2003 and has not completed its first fiscal year as of the date of this SAI. The Trust's Committees were formed on May 9, 2003. The number of meetings held from May 9, 2003 to the date of this SAI was two for each of the Nominating and Governance and Pricing Committees and three for the Audit Committee.

               The table below gives the dollar range of shares of all funds advised and sponsored by Janus Capital (collectively, the "Janus Funds"), owned by each Trustee as of December 31, 2003. As of December 31, 2003, none of the Trustees owned Shares of the Fund described in this SAI as the Fund did not commence operations
               until January 30, 2004.     [TO BE UPDATED BY AMENDMENT]




--------------------------------------------------------------------
                                   AGGREGATE DOLLAR RANGE OF EQUITY
                                   SECURITIES IN ALL REGISTERED
                                   INVESTMENT COMPANIES OVERSEEN BY
 NAME OF TRUSTEE                   TRUSTEE IN JANUS FUND
--------------------------------------------------------------------
 INTERESTED TRUSTEES
--------------------------------------------------------------------
 THOMAS H. BAILEY                  Over [        ]
--------------------------------------------------------------------
 MARK B. WHISTON                   Over [        ]
--------------------------------------------------------------------
 INDEPENDENT TRUSTEES
--------------------------------------------------------------------
 SAMUEL BOYD, JR.                  [        ]
--------------------------------------------------------------------
 THOMAS I. FLORENCE                [        ]
--------------------------------------------------------------------
 ARTHUR F. LERNER                  [        ]
--------------------------------------------------------------------
 DENNIS B. MULLEN                  [        ]
--------------------------------------------------------------------
 JAMES T. ROTHE                    [        ]
--------------------------------------------------------------------
 MAUREEN T. UPTON                  [        ]
--------------------------------------------------------------------






               The following table shows the aggregate compensation earned by and paid to each Trustee by the Fund described in this SAI and all Janus Funds for the periods indicated. None of the Indepen-dent Trustees receives pension or retirement benefits from the Fund or other Janus Funds. [TO BE UPDATED BY AMENDMENT]



                                                Aggregate Compensation    Aggregate Compensation
                                                  from the Fund for      from the Janus Funds for
                                                 fiscal period ending       calendar year ended
Name of Person, Position                         February 29, 2004(1)      December 31, 2003(2)
--------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
  Thomas H. Bailey(3)                                    $ 0                     $
                                                                                 --------
  Mark B. Whiston(4)                                     $ 0                     $
                                                                                 --------
INDEPENDENT TRUSTEES
  Samuel Boyd, Jr.(4)                                    $30                     $
                                                                                 --------
  Thomas I. Florence(4)                                  $30                     $
                                                                                 --------
  Arthur F. Lerner(4)                                    $30                     $
                                                                                 --------
  Dennis B. Mullen                                       $30                     $
                                                                                 --------
  James T. Rothe                                         $30                     $
                                                                                 --------
  Maureen T. Upton(4)                                    $30                     $
                                                                                 --------



(1) The aggregate compensation from the Fund is estimated for the fiscal period ending February 29, 2004 and for the Fund's first full fiscal year (March 1, 2004 through February 28, 2005) as follows: Samuel Boyd, Jr. $397; Thomas I. Florence $397; Arthur F. Lerner $397; Dennis B. Mullen $397; James T. Rothe $397; and Maureen T. Upton $397.


(2) As of December 31, 2003, Janus Funds consisted of three registered investment companies comprised of a total of 62 funds.


(3) Mr. Bailey is being treated as an interested person of the Fund and Janus Capital and is compensated by Janus Capital.


(4) Messrs. Whiston, Florence, Lerner and Ms. Upton were appointed as Trustees of the Trust on May 9, 2003, and Mr. Boyd was appointed as Trustee of the Trust on August 5, 2003. Messrs. Boyd, Whiston, Florence, Lerner and Ms. Upton did not serve as Trustees of any Janus Funds prior to those dates, and therefore they did not receive any compensation from the Janus Funds prior to such dates.

SHARES OF THE TRUST
--------------------------------------------------------------------------------

NET ASSET VALUE DETERMINATION


               As stated in the Fund's Prospectus, the net asset value ("NAV") of Shares of the Fund is determined once each day on which the NYSE is open, as of the close of its regular trading session (normally 4:00 p.m., New York time, Monday through Friday). The per share NAV of Shares of each class of the Fund is determined by dividing the total value of the Fund's securities and other assets attributable to that class, less liabilities, by the total number of shares outstanding. Valuations of securities are furnished by one or more pricing services employed by the Fund and approved by the Trustees and are based upon last trade or closing sales prices or a computerized matrix system or other information obtained by a pricing service, in each case in reliance upon information concerning market transactions and quotations from recognized broker-dealers. In determining NAV, securities listed on an Exchange, the Nasdaq National Market and foreign markets are generally valued at the closing prices on such markets, or if such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Other securities that are traded on the over-the-counter market are generally valued at their closing bid prices. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate. Short-term securities maturing within 60 days are valued on an amortized cost basis. Securities for which market quotations are not readily available or are deemed unreliable are valued at fair value determined in good faith under procedures established by and under the supervision of the Trustees (the "Valuation Procedures").


               Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which the Fund's NAV is not calculated.



               The Fund calculates its NAV per share, and therefore effects sales, redemptions and repurchases of its shares, as of the close of the NYSE once on each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the foreign portfolio securities used in such calculation. If an event that is expected to affect the value of a portfolio security occurs after the close of the exchange or market on which that security is traded, and before the Fund calculates its NAV per Share of each class, then that security may be valued in good faith under the Valuation Procedures.


PURCHASES


               The Fund is not available to the general public. The Shareholder's Manual section of the Fund's Prospectus contains detailed information about the purchase of shares.





               In order to receive a day's price, your order must be received by the close of the regular trading session of the NYSE as described above in "Net Asset Value Determination."





               Investor Shares of the Fund are purchased at the NAV per share as determined at the close of the regular trading session of the NYSE next occurring after a purchase order is received in good order by the Fund or its authorized agent.




               REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS

               If investors do not elect in writing or by phone to receive their dividends and distributions in cash, all income dividends and capital gains distributions, if any, on the Fund's shares are reinvested automatically in additional shares of the Fund at the NAV determined on the payment date. Checks for cash dividends and distributions and confirmations of reinvestments are usually mailed to shareholders within ten days after the record date. Any election of the manner in which a shareholder wishes to receive dividends and distributions (which may be made by phone) will apply to dividends and distributions the record dates of which fall on or after the date that the Fund receives such notice. Changes to distribution options must be received at least three days prior to the record date to be effective for such date. Investors receiving cash distributions and dividends may elect in writing or by phone to change back to automatic reinvestment at any time.



DISTRIBUTION AND SHAREHOLDER SERVICING PLAN





               As described in the Prospectus, Investor Shares, has adopted a distribution and shareholder servicing plan (the "Investor Shares Plan"), in accordance with Rule 12b-1 under the 1940 Act. Since Shares of the Fund are not currently offered to the general public, Janus Distributors has agreed to waive the 12b-1 fee under the Investor Shares Plan until at least July 1, 2004.




REDEMPTIONS


               Redemptions of Investor Shares may be effected directly with the Fund. Procedures for redeeming shares are set forth in the Shareholder's Manual section of the Fund's Prospectus.





               Shares normally will be redeemed for cash, although the Fund retains the right to redeem some or all its shares in kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders by delivery of securities selected from its assets at its discretion. However, the Fund is governed by Rule 18f-1 under the 1940 Act, which requires the Fund to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in kind. If Shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under "Shares of the Fund - Net

               Asset Value Determination" and such valuation will be made as of the same time the redemption price is determined.


               The right to require the Fund to redeem its Shares may be suspended, or the date of payment may be postponed, whenever (1) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed except for holidays and weekends, (2) the SEC permits such suspension and so orders, or (3) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.





SHAREHOLDER ACCOUNTS



               Detailed information about the general procedures for shareholder accounts and specific types of accounts is set forth in the Fund's Prospectus. Applications for specific types of accounts may be obtained by calling a Janus Representative or writing to the Fund at P.O. Box 173375, Denver, Colorado 80217-3375.


               ONLINE AND TELEPHONE TRANSACTIONS

               As stated in the Prospectus, shareholders may initiate a number of transactions by telephone. The Fund, its transfer agent and its distributor disclaim responsibility for the authenticity of instructions received by telephone. Such entities will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures may include, among others, requiring personal identification prior to acting upon telephone instructions, providing written confirmation of telephone transactions and tape recording telephone conversations. Your account information should be kept private, and you should immediately review any account statements that you receive from Janus. Someone other than you could act on your account if they are able to provide the required identifying information. Contact Janus immediately about any transactions you believe to be unauthorized.


               SYSTEMATIC REDEMPTIONS

               As stated in the Shareholder's Manual section of the Prospectus, if you have a regular account or are eligible for distributions from a retirement plan, you may establish a systematic redemption option. The payments will be made from the proceeds of periodic redemptions of shares in the account at the NAV. Depending on the size or frequency of the disbursements requested, and the fluctuation in value of the Fund's portfolio, redemptions for the purpose of making such disbursements may reduce or even exhaust the shareholder's account. Either an investor or the Fund, by written notice to the other, may terminate the investor's systematic redemption option without penalty at any time.



               Information about requirements to establish a systematic redemption option may be obtained by calling a Janus Representative or writing the Fund.


               TAX-DEFERRED ACCOUNTS

               The Fund offers several different types of tax-deferred accounts that an investor may establish to invest in Fund shares, depending on rules prescribed by the Code. Traditional and Roth Individual Retirement Accounts may be used by most individuals who have taxable compensation. Simplified Employee Pensions and Defined Contribution Plans (Profit Sharing or Money Purchase Pension Plans) may be used by most employers, including corporations, partnerships and small business owners (including sole proprietors), for the benefit of business owners and their employees. In addition, the Fund offers a Section 403(b)(7) Plan for employees of educational organizations and other qualifying tax-exempt organizations. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account.


               Contributions under Traditional and Roth IRAs, SEPs, Defined Contribution Plans and Section 403(b)(7) Plans are subject to specific contribution limitations. Generally, such contributions may be invested at the direction of the participant.

               Distributions from tax-deferred retirement accounts may be subject to ordinary income tax and may be subject to an additional 10% tax if withdrawn prior to age 59 1/2 or used for a nonqualifying purpose. Additionally, shareholders generally must start withdrawing retirement plan assets no later than April 1 of the year after they reach age 70 1/2. Several exceptions to these general rules may apply and several methods exist to determine the amount and timing of the minimum annual distribution (if any). Shareholders should consult with their tax adviser or legal counsel prior to receiving any distribution from any tax-deferred account, in order to determine the income tax impact of any such distribution.

               Coverdell Education Savings Accounts (formerly Education IRAs) allow individuals, subject to certain income limitations, to contribute up to $2,000 annually on behalf of any child under the age of 18. Contributions are also allowed on behalf of children with special needs beyond age 18. Distributions are generally subject to income tax if not used for qualified education expenses.


               To receive additional information about Traditional and Roth IRAs, SEPs, Defined Contribution Plans, Section 403(b)(7) Plans and Coverdell Education Savings Accounts along with the necessary materials to establish an account, please call a Janus Representative or write to the Fund at P.O. Box 173375, Denver, Colorado 80217-3375. No contribution to a Traditional or Roth IRA, SEP, Defined Contribution Plan, Section 403(b)(7) Plan or Coverdell Education Savings Account can be made until the appropriate forms to establish any such plan have been completed.

INCOME DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAX STATUS
--------------------------------------------------------------------------------


               It is a policy of the Fund Shares to make distributions of substantially all of its respective investment income and any net realized capital gains. Any capital gains realized during each fiscal year, as defined by the Code, are normally declared and payable to shareholders in December. The Fund declares and makes annual distributions of income (if any).



               The Fund intends to qualify as a regulated investment company by satisfying certain requirements prescribed by Subchapter M of the Code. If the Fund failed to qualify as a regulated investment company in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates. In addition, all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains (if applicable), would generally be taxable to shareholders as ordinary income but may, at least in part, qualify for the dividends received deduction applicable to corporations or the reduced rate of taxation applicable to noncorporate holders for "qualified dividend income." In addition, the Fund could be required to recognize unrealized gains, pay taxes and interest and make distributions before requalifying as regulated investment companies that are accorded special tax treatment.



               All income dividends and capital gains distributions, if any, on the Fund's Shares are reinvested automatically in additional shares of the same class of the Fund at the NAV determined on the first business day following the record date.



               The Fund may purchase securities of certain foreign corporations considered to be passive foreign investment companies by the IRS. In order to avoid taxes and interest that must be paid by the Fund, the Fund may make various elections permitted by the tax laws. However, these elections could require that the Fund recognize taxable income, which in turn must be distributed even though the Fund may not have received any income upon such an event.



               Some foreign securities purchased by the Fund may be subject to foreign taxes which could reduce the yield on such securities. If the amount of foreign taxes is significant in a particular year, the Fund that qualifies under Section 853 of the Code may elect to pass through such taxes to shareholders. If such election is not made by the Fund, any foreign taxes paid or accrued will represent an expense to the Fund which will reduce its investment company taxable income.



               Income dividends or capital gains distributions made by Shares of the Fund purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan. Generally, withdrawals from qualified plans may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax may be imposed. The tax status of your investment depends on the features of your qualified plan. For further information, please contact your plan sponsor.



               If the Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. Distributions received from the Fund's investments in REITs often include a return of capital which is recorded by the Fund as a reduction of the cost basis of securities held. Return of capital distributions are generally not taxable to shareholders, but shareholders must deduct them from the cost basis of their investment in the Fund and the result may be a higher reported capital gain or a lower reported capital loss when those shares on which the distribution was received are sold.

PRINCIPAL SHAREHOLDERS
--------------------------------------------------------------------------------





               [As of January 30, 2004, all of the outstanding shares of Dividend Capture Fund were owned by Janus Capital and Bay Isle. Janus Capital and Bay Isle provided seed capital for the Fund.]

MISCELLANEOUS INFORMATION
--------------------------------------------------------------------------------


               The Fund is a series of the Trust, an open-end management investment company registered under the 1940 Act and organized as a Delaware statutory trust on May 2, 2003. As of the date of this SAI, the Trust is offering three series of Shares, including the "Fund," which consists of one class of shares. Additional series and/or classes may be created from time to time.





               Janus Capital reserves the right to the name "Janus." In the event that Janus Capital does not continue to provide investment advice to the Fund, the Fund must cease to use the name "Janus" as soon as reasonably practicable.


SHARES OF THE TRUST


               The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share for each series of the Trust. Shares of the Fund are fully paid and nonassessable when issued. Shares of the Fund participate equally in dividends and other distributions by the shares of the same class of the Fund, and in residual assets of that class of the Fund in the event of liquidation. Shares of the Fund have no preemptive, conversion or subscription rights.



               The Fund discussed in this SAI offers one class of Shares. Investor Shares of the Fund are not available to the general public. Class I Shares, Class A Shares and Class C Shares are offered for other series of Janus Adviser and are offered only through certain retirement and pension plans, bank trust departments, brokers, financial advisers, and other financial intermediaries.


SHAREHOLDER MEETINGS


               The Trust does not intend to hold annual or regular shareholder meetings. However, special meetings may be called for purposes such as electing or removing Trustees, changing fundamental policies, or for any other purpose requiring a shareholder vote under the 1940 Act. Separate votes are taken by the Fund or class only if a matter affects or requires the vote of only the Fund or class or the Fund's or class' interest in the matter differs from the interest of other Funds of the Trust. A shareholder is entitled to one vote for each whole or fractional dollar of net asset value (determined as of the applicable record date) of each Share owned by the shareholder (the number of Shares owned times net asset value per Share) on any matter on which such shareholder is entitled to vote.

               Under the Amended and Restated Trust Instrument, special meetings of shareholders of the Trust or of any Fund shall be called subject to certain conditions, upon the written request of shareholders owning Shares representing at least two-thirds of the votes entitled to be cast at such meeting. The Fund will assist these shareholders in communicating with other shareholders in connection with such a meeting similar to that referred to in Section 16(c) of the 1940 Act.

VOTING RIGHTS


               The Trustees are responsible for major decisions relating to the Fund's policies and objectives; the Trustees oversee the operation of the Fund by its officers and review the investment decisions of the officers.



               The present Trustees were elected at a meeting of shareholders held on May 9, 2003, except for Samuel Boyd, Jr., who was elected at a meeting duly called and held on August 5, 2003. Under the Trust Instrument, each Trustee will continue in office until the termination of the Trust or his or her earlier death, retirement, resignation, bankruptcy, incapacity or removal. Vacancies will be filled by a majority of the remaining Trustees, subject to the 1940 Act. Shareholders have the power to vote to elect or remove Trustees, and on any other matters on which a shareholder vote is required by the 1940 Act, the Trust Instrument, the Trust's Bylaws or the Trustees. Shares of the Fund have noncumulative voting rights, which means that the holders of more than 50% of the Shares of the Fund of the Trust voting for the election of Trustees can elect 100% of the Trustees if they choose to do so and, in such event, the holders of the remaining Shares will not be able to elect any Trustees.

INDEPENDENT ACCOUNTANTS


               [To be updated by amendment]


REGISTRATION STATEMENT


               The Trust has filed with the SEC, Washington, D.C., a Registration Statement under the Securities Act of 1933, as amended, with respect to the securities to which this SAI relates. If further information is desired with respect to the Fund or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------


               Quotations of average annual total return for the Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 5, and 10 years (up to the life of the Fund) that would equate the initial amount invested to the ending value. These rates of return are quoted using three different measures: (1) average annual total return before taxes; (2) average annual total return after taxes on distributions; and (3) average annual total return after taxes on distributions and redemption. The average annual total return before taxes is calculated based on the following formula: P(1 + T)(n) = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). The average annual total return after taxes on distributions is calculated based on the following formula: P(1 + T)(n) = ATV(D) (where P = a hypothetical initial payment of $1,000, T = the average annual total return (after taxes on distributions), n = the number of years and ATV(D) = the ending value of a hypothetical $1,000 payment made at the beginning of the period). Average annual total return after taxes on distributions and redemption is calculated based on the following formula:
               P(1 + T)(n) = ATV(DR) (where P = a hypothetical initial payment of $1,000, T = the average annual total return (after taxes on distributions and redemptions), n = the number of years and ATV(DR) = the ending value of a hypothetical $1,000 payment made at the beginning of the period).


               All total return figures reflect the deduction of a proportional share of Fund expenses on an annual basis, and assume that all dividends and distributions, less taxes due on such distributions, are reinvested when paid. The taxes due are calculated using the highest individual marginal federal tax rates and capital gains tax rates in effect on the reinvestment date. State and local taxes are not considered. In addition, the formulas do not take into account the effect of the alternative minimum tax or phaseouts of certain tax credits, exemptions and deductions for taxpayers whose adjusted gross income is above a specified amount.

               No performance information is available for Dividend Capture Fund because the Fund did not commence operations until January 30, 2004.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------





               Financial statements are not presented because Dividend Capture Fund did not commence operations until January 30, 2004.

APPENDIX A
--------------------------------------------------------------------------------

EXPLANATION OF RATING CATEGORIES


               The following is a description of credit ratings issued by two of the major credit ratings agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Bay Isle considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR'S
RATINGS SERVICE

                BOND RATING               EXPLANATION
                ----------------------------------------------------------------
                Investment Grade
                AAA...................... Highest rating; extremely strong capacity to pay principal and
                                          interest.
                AA....................... High quality; very strong capacity to pay principal and interest.
                A........................ Strong capacity to pay principal and interest; somewhat more susceptible to
                                          the adverse effects of changing
                                          circumstances and economic conditions.
                BBB-..................... Adequate capacity to pay principal and interest; normally exhibit adequate
                                          protection parameters, but adverse
                                          economic conditions or changing
                                          circumstances more likely to lead to a
                                          weakened capacity to pay principal and
                                          interest than for higher rated bonds.
                Non-Investment Grade
                BB+, B, CCC, CC, C....... Predominantly speculative with respect to the issuer's capacity to meet
                                          required interest and principal
                                          payments. BB -- lowest degree of
                                          speculation; C -- the highest degree
                                          of speculation. Quality and protective
                                          characteristics outweighed by large
                                          uncertainties or major risk exposure
                                          to adverse conditions.
                D........................ In default.

MOODY'S INVESTORS
SERVICE, INC.

                BOND RATING               EXPLANATION
                ----------------------------------------------------------------
                Investment Grade
                Aaa...................... Highest quality, smallest degree of investment risk.
                Aa....................... High quality; together with Aaa bonds, they compose the high-grade bond
                                          group.
                A........................ Upper-medium grade obligations; many favorable investment attributes.
                Baa...................... Medium-grade obligations; neither highly protected nor poorly secured.
                                          Interest and principal appear adequate
                                          for the present but certain protective
                                          elements may be lacking or may be
                                          unreliable over any great length of
                                          time.
                Non-Investment Grade
                Ba....................... More uncertain, with speculative elements. Protection of interest and
                                          principal payments not well
                                          safeguarded during good and bad times.
                B........................ Lack characteristics of desirable investment; potentially low assurance
                                          of timely interest and principal
                                          payments or maintenance of other
                                          contract terms over time.
                Caa...................... Poor standing, may be in default;
                                          elements of danger with respect to
                                          principal or interest payments.
                Ca....................... Speculative in a high degree; could be in default or have other marked
                                          shortcomings.
                C........................ Lowest-rated; extremely poor prospects of ever attaining investment standing.

               Unrated securities will be treated as noninvestment grade securities unless the portfolio manager determines that such securities are the equivalent of investment grade securities. Securities that have received ratings from more than one agency are considered investment grade if at least one agency has rated the security investment grade.

                      This page intentionally left blank.

                                  (JANUS LOGO)

                                       www.janus.com

                                       100 Fillmore Street
                                       Denver, Colorado 80206-4928
                                       1-800-525-0020

                                  JANUS ADVISER

                          PART C - - OTHER INFORMATION

ITEM 23  Exhibits

         Exhibit 1         (a)      Trust Instrument dated May 1, 2003, is
                                    incorporated by reference to Exhibit 1(a) to Registrant's Registration Statement (File
                                    No. 333-106142) on Form N-1A filed with the Securities and Exchange Commission on June
                                    16, 2003.

                           (b) Amended and Restated Trust Instrument dated May 9, 2003, is incorporated by reference to
                                    Exhibit 1(b) to Registrant's Registration
                                    Statement (File No. 333-106142) on Form N-1A filed with the Securities and Exchange Commission on June 16, 2003.

                           (c) Certificate of Amendment Redesignating Series dated August 5, 2003 is incorporated by reference to Exhibit 1(c) to Pre-Effective Amendment No.1, filed on September 26, 2003 (File No. 333-106142).

                           (d) Certificate of Amendment Establishing and Designating Series or Classes to be filed by amendment.

         Exhibit 2         (a)      Bylaws dated May 9, 2003 are incorporated by
                                    reference to Exhibit 2(a) to Registrant's
                                    Registration Statement (File No. 333-106142) on Form N-1A filed with the Securities and Exchange Commission on June 16, 2003.

         Exhibit 3                  Not Applicable

         Exhibit 4         (a)      Investment Advisory Agreement for U.S. Value
                                    Fund is incorporated by reference to Exhibit
                                    4(a) to Pre-Effective Amendment No.1, filed on September 26, 2003 (File No. 333-106142).

                           (b) Sub-Advisory Agreement for U.S. Value Fund is incorporated by reference to Exhibit 4(b) to Pre-Effective Amendment No.1, filed on September 26, 2003 (File No. 333-106142).

                           (c)      Investment Advisory Agreement for
                                    International Equity Fund is incorporated by reference to Exhibit 4(c) to Pre-Effective Amendment No.1, filed on September 26, 2003 (File No. 333-106142).

                           (d) Sub-Advisory Agreement for International Equity Fund is incorporated by reference to
                                    Exhibit 4(d) to Pre-Effective Amendment
                                    No.1, filed on September 26, 2003 (File No.
                                    333-106142).

                           (e) Investment Advisory Agreement for Dividend Capture Fund to be filed by amendment.

                           (f) Sub-Advisory Agreement for Dividend Capture Fund to be filed by amendment.

         Exhibit 5         (a)      Distribution Agreement between Janus Adviser
                                    and Janus Distributors LLC is incorporated by reference to Exhibit 5(a) to Pre-Effective Amendment No.1, filed on
                                    September 26, 2003 (File No. 333-106142).

         Exhibit 6                  Not Applicable

         Exhibit 7         (a)      Form of Custodian Agreement between Janus
                                    Adviser and Brown Brothers Harriman & Co. is incorporated by reference to Exhibit 7(a) to Pre-Effective Amendment No.1, filed on
                                    September 26, 2003 (File No. 333-106142).

                           (b) Custodian Agreement between Janus Adviser and State Street Bank and Trust Company with respect to the Joint Account is filed herein as Exhibit 7(b).

         Exhibit 8         (a)      Transfer Agency Agreement between Janus
                                    Adviser and Janus Services LLC is
                                    incorporated by reference to Exhibit 8(a) to Pre-Effective Amendment No.1, filed on
                                    September 26, 2003 (File No. 333-106142).

                           (b) Administrative Services Agreement between Janus Adviser and Janus Services LLC is incorporated by reference to Exhibit 8(b) to Pre-Effective Amendment No.1, filed on September 26, 2003 (File No. 333-106142).

                           (c) Agreement and Plan of Reorganization dated August 26, 2003, by and among Janus Adviser and Vontobel Funds, Inc. is incorporated by reference to Exhibit 8(c) to Pre-Effective Amendment No.1, filed on September 26, 2003 (File No. 333-106142).

                           (d) Expense Limitation Agreement between Janus Capital Management LLC and U.S. Value Fund dated August 5, 2003 is incorporated by reference to Exhibit 8(d) to Pre-Effective Amendment No.1, filed on September 26, 2003 (File No. 333-106142).

                           (e) Expense Limitation Agreement between Janus Capital Management LLC and International Equity Fund dated August 5, 2003 is incorporated by reference to Exhibit 8(e) to Pre-Effective Amendment No.1, filed on September 26, 2003 (File No. 333-106142).

                           (f) Amended and Restated Transfer Agency Agreement between Janus Adviser and Janus Services LLC to be filed by amendment.

         Exhibit 9         (a)      Opinion and Consent of Fund Counsel is
                                    incorporated by reference to Exhibit 9(a) to Pre-Effective Amendment No.1, filed on
                                    September 26, 2003 (File No. 333-106142).

         Exhibit 10 Consent of PricewaterhouseCoopers LLP to be filed by amendment.

         Exhibit 11                 Not Applicable

         Exhibit 12                 Not Applicable

         Exhibit 13        (a)      Distribution and Shareholder Servicing Plan
                                    for Class A Shares is incorporated by
                                    reference to Exhibit 13(a) to Pre-Effective
                                    Amendment No.1, filed on September 26, 2003
                                    (File No. 333-106142).

                           (b) Distribution and Shareholder Servicing Plan for Class C Shares is incorporated by reference to Exhibit 13(b) to Pre-Effective Amendment No.1, filed on September 26, 2003 (File No. 333-106142).

                           (c) Distribution and Shareholder Servicing Plan for Class I Shares is incorporated by reference to Exhibit 13(c) to Pre-Effective Amendment No.1, filed on September 26, 2003 (File No. 333-106142).

                           (d) Distribution and Shareholder Servicing Plan for Investor Shares is incorporated by reference to Exhibit 13(d) to Pre-Effective Amendment No.1, filed on September 26, 2003 (File No. 333-106142).

         Exhibit 14        (a)      Rule 18f-3 Plan is incorporated by reference
                                    to Exhibit 14(a) to Pre-Effective Amendment
                                    No.1, filed on September 26, 2003 (File No.
                                    333-106142).

                           (b) Amended and Restated Rule 18f-3 Plan to be filed by amendment.

         Exhibit 15        (a)      Powers of Attorney are incorporated by
                                    reference to Exhibit 15(a) to Registrant's
                                    Registration Statement (File No. 333-106142) on Form N-1A filed with the Securities and Exchange Commission on June 16, 2003.

                           (b) Power of Attorney is incorporated by reference to Exhibit 15(b) to Pre-Effective Amendment No. 1, filed on September 26, 2003 (File No. 333-106142).

                           (c) Powers of Attorney, dated October 13, 2003, are filed herein as Exhibit 15(c).

         Exhibit 16        (a)      Code of Ethics is incorporated by reference
                                    to Exhibit 16(a) to Pre-Effective Amendment
                                    No.1, filed on September 26, 2003 (File No.
                                    333-106142).

ITEM 24. Persons Controlled by or Under Common Control with Registrant

         None

ITEM 25. Indemnification

         Article VI of Janus Adviser's Amended and Restated Trust Instrument provides for indemnification of certain persons acting on behalf of the Funds. In general, Trustees and officers will be indemnified against liability and against all expenses of litigation incurred by them in connection with any claim, action, suit or proceeding (or settlement of the same) in which they become involved by virtue of their office in connection with the Funds, unless their conduct is determined to constitute willful misfeasance, bad faith, gross negligence or reckless disregard of their duties, or unless it has been determined that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Funds. A determination that a person covered by the indemnification provisions is entitled to indemnification may be made by the court or other body before which the proceeding is brought, or by either a vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust nor parties to the proceeding or by an independent legal counsel in a written opinion. The Funds also may advance money for these expenses, provided that the Trustee or officer undertakes to repay the Funds if his conduct is later determined to preclude indemnification, and that either he provide security for the undertaking, the Trust be insured against losses resulting from lawful advances or a majority of a quorum of disinterested Trustees, or independent counsel in a written opinion, determines that he ultimately will be found to be entitled to indemnification. The Trust also maintains a liability insurance policy covering its Trustees and officers.

ITEM 26. Business and Other Connections of Investment Adviser

         The only business of Janus Capital Management LLC is to serve as the investment adviser of the Registrant and as investment adviser or subadviser to several other mutual funds, unregistered investment companies, and for individual, charitable, corporate, private and retirement accounts. Business backgrounds of the principal executive officers and directors of the adviser that also hold positions with the Registrant are included under "Officers and Trustees" in the Statement of Additional Information included in this Registration Statement.

         The remaining principal executive officers of the investment adviser and their positions with the adviser and affiliated entities are as follows:

Name and Principal
 Business Address               Adviser/Affiliated Entity Name             Position with Adviser or Affiliated Entity
 ----------------               ------------------------------             ------------------------------------------
Robin C. Beery*                 Janus Capital Management LLC               Vice President and Chief Marketing Officer

                                The Janus Foundation                       President and Director
                                Janus Capital Group Inc.                   Vice President and Chief Marketing Officer

James P. Goff*                  Janus Capital Management LLC               Vice President and Director of Research

R. Timothy Hudner*              Janus Capital Management LLC               Vice President and Chief Operations Officer

                                Janus Capital Group Inc.                   Vice President and Chief Operations Officer

                                Janus Services LLC                         President

Lars O. Soderberg*              Janus Capital Group Inc.                   Executive Vice President, Institutional
                                                                           Services
                                Janus Capital Management LLC               Executive Vice President, Institutional
                                                                           Services
                                Janus Institutional Services LLC           Executive Vice President, Institutional
                                                                           Services
                                Janus Distributors LLC                     President

* Principal address is 100 Fillmore Street, Denver, Colorado 80206-4928.

         The only business of Vontobel Asset Management, Inc. and Bay Isle Financial LLC is to serve as an investment subadviser of certain of the Registrant's series and as investment adviser or subadviser to several other mutual funds, an offshore investment fund, unregistered investment companies, and for individual, charitable, corporate, private and retirement accounts.

         The principal executive officers of the subadvisers and their positions with the subadvisers and affiliated entities are as follows:

Name and Principal
 Business Address               Subadviser/Affiliated Entity Name          Position with Subadviser or Affiliated Entity
 ----------------               ---------------------------------          ---------------------------------------------
Henry Schlegel*                 Vontobel Asset Management, Inc.            President and Chief Executive Officer
Thomas P. Wittwer*              Vontobel Asset Management, Inc.            Senior Vice President
Edwin D. Walczak*               Vontobel Asset Management, Inc.            Senior Vice President
Peter Newell*                   Vontobel Asset Management, Inc.            Senior Vice President
Rajiv Jain*                     Vontobel Asset Management, Inc.            Senior Vice President
Joseph Mastoloni*               Vontobel Asset Management, Inc.            Vice President/Compliance
Alfred Nyffeler*                Vontobel Asset Management, Inc.            Chief Financial Officer
Edwin Schildknecht*             Vontobel Asset Management, Inc.            Director
Guenter Faschang*               Vontobel Asset Management, Inc.            Vice President
Igor Krutov*                    Vontobel Asset Management, Inc.            Vice President
William F.K. Schaff**           Bay Isle Financial LLC                     President and Chief Investment Officer
Gary G. Pollack**               Bay Isle Financial LLC                     Executive Vice President and Chief Operation
                                                                           Officer

* Principal address is 450 Park Avenue, New York, New York 10022.

** Principal address is 475 14th Street, Suite 550, Oakland, California 94612.

ITEM 27. Principal Underwriter

         (a) Janus Distributors LLC ("Janus Distributors") serves as principal underwriter for the Registrant, Janus Adviser Series, Janus Aspen Series and Janus Investment Fund.

         (b) The principal business address, positions with Janus Distributors and positions with Registrant of Thomas A. Early, Bonnie M. Howe, Kelley Abbott Howes, David R. Kowalski and Loren M. Starr, officers and directors of Janus Distributors, are described under "Officers and Trustees" in the Statement of Additional Information included in this Registration Statement. The remaining principal executive officers of Janus Distributors are as follows:

                  Name                      Position with Janus Distributors LLC

                  Gregory A. Frost          Vice President and Controller
                  Matthew R. Luoma          Vice President and Treasurer
                  Douglas J. Laird          Vice President
                  Lars O. Soderberg         President

                  Messrs. Frost, Luoma, Laird and Soderberg do not hold any positions with the Registrant. Their principal business address is 100 Fillmore Street, Denver, Colorado 80206-4928.

         (c)      Not Applicable.

ITEM 28. Location of Accounts and Records

         The accounts, books and other documents required to be maintained by
     Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by Janus Capital Management LLC and Janus Services LLC, both of which are located at 100 Fillmore Street, Denver, Colorado 80206-4928 and by Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109-3661. Certain records relating to day-to-day portfolio management of the U.S. Value Fund and International Equity Fund are kept at the offices of the subadviser, Vontobel Asset Management, Inc., 450 Park Avenue, New York, New York 10022. Certain records relating to the day-to-day portfolio management of Dividend Capture Fund are kept at the offices of the subadviser, Bay Isle Financial LLC, 475 14th Street, Suite 550, Oakland, California 94612.

ITEM 29. Management Services

         The Registrant has no management-related service contracts that are not discussed in Part A or Part B of this form.

ITEM 30. Undertakings

         Not Applicable

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Denver, and State of Colorado, on the 14th day of November, 2003.

                                       JANUS ADVISER

                                       By: /s/ Girard C. Miller
                                           -------------------------------------
                                           Girard C. Miller, President and Chief
                                           Executive Officer

         Janus Adviser is organized under an Amended and Restated Trust Instrument dated May 9, 2003 under the laws of the State of Delaware. The obligations of the Registrant hereunder are not binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Registrant personally, but bind only the trust property of the Registrant, as provided in the Trust Instrument. The execution of this Registration Statement has been authorized by the Trustees of the Registrant and this Registration Statement has been signed by an authorized officer of the Registrant, acting as such, and neither such authorization by such Trustees nor such execution by such officer shall be deemed to have been made by any of them personally, but shall bind only the trust property of the Registrant as provided in its Trust Instrument.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

     Signature                      Title                           Date
     ---------                      -----                           ----
/s/ Girard C. Miller      President and Chief Executive       November 14, 2003
-----------------------   Officer (Principal Executive
Girard C. Miller          Officer)

/s/ Loren M. Starr        Vice President and Chief Financial  November 14, 2003
-----------------------   Officer (Principal Financial
Loren M. Starr            Officer)

/s/ Anita E. Falicia      Vice President and Treasurer        November 14, 2003
-----------------------   (Principal Accounting Officer)
Anita E. Falicia

/s/ Thomas H. Bailey*            Trustee                     November 14, 2003
--------------------
Thomas H. Bailey

/s/ Thomas I. Florence*          Trustee                     November 14, 2003
-----------------------
Thomas I. Florence

/s/ Arthur F. Lerner*            Trustee                     November 14, 2003
-----------------------
Arthur F. Lerner

/s/ Dennis B. Mullen*            Trustee                     November 14, 2003
-----------------------
Dennis B. Mullen

/s/ James T. Rothe*              Trustee                     November 14, 2003
-----------------------
James T. Rothe

/s/ Samuel Boyd, Jr. *           Trustee                     November 14, 2003
-----------------------
Samuel Boyd, Jr.

/s/ Maureen T. Upton*            Trustee                     November 14, 2003
-----------------------
Maureen T. Upton

/s/ Mark B. Whiston*             Trustee                     November 14, 2003
-----------------------
Mark B. Whiston

/s/ Thomas A. Early
-----------------------
*By Thomas A. Early
    Attorney-in-Fact

                                INDEX OF EXHIBITS

Exhibit Number                   Exhibit Title

Exhibit 7               (b)   Custodian Agreement between Janus Adviser and
                              State Street Bank and Trust Company with respect to Joint Account


Exhibit 15              (c)   Powers of Attorney